SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission. Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

EXACTECH, INC.

(Name of Registrant as Specified in Its Charter)
EXACTECH, INC.

(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

☒       No fee required.

☐       Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, schedule or registration statement no.:

(3)      Filing party:

(4)      Date Filed:

EXACTECH, INC.
2320 N.W. 66th Court
Gainesville, Florida 32653

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 2, 2003

To the Shareholders of
EXACTECH, INC.:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders (the “Annual Meeting”) of Exactech, Inc., a Florida corporation (the “Company”), will be held at the Company’s headquarters, 2320 N.W. 66th Court, Gainesville, Florida, on Friday, May 2, 2003, at 9:00 a.m., local time, for the following purposes:

(1)      To elect five members to the Company’s Board of Directors to hold office until the expiration of their term or until their successors are duly elected and qualified;

(2)      To consider and vote upon a proposal to approve an amendment to the Company’s Articles of Incorporation (the “Articles of Incorporation”) to classify the Board of Directors into three classes;

(3)      To consider and vote upon a proposal to approve amendments to the Company’s Articles of Incorporation providing for specified supermajority voting by the shareholders regarding filling vacancies on the Board of Directors or removing directors and providing such removal may be only for cause;

(4)      To consider and vote upon a proposal to approve an amendment to the Company’s Articles of Incorporation eliminating the ability to take shareholder action by written consent;

(5)      To consider and vote upon a proposal to approve amendments to the Company’s Articles of Incorporation providing for specified advance notice and disclosure procedures for proposal submissions by shareholders at shareholder meetings;

(6)      To consider and vote upon a proposal to approve an amendment to the Company’s Articles of Incorporation increasing the minimum shareholder threshold necessary to call a special meeting of shareholders from 10% to 25% of all the outstanding shares of the common stock, par value $.01, of the Company that are entitled to vote (the “Voting Shares”);

(7)      To consider and vote upon a proposal to approve an amendment to the Company’s Articles of Incorporation to add a “fair price” provision;

(8)      To consider and vote upon a proposal to approve an amendment to the Company’s Articles of Incorporation providing that specified provisions of the Articles may be amended only upon the affirmative vote of 66-2/3% of the Voting Shares;

(9)      To consider and vote upon a proposal to approve amendments to the Company’s Bylaws (i) providing that the size of the Board of Directors shall be five and the Board of Directors may set the exact number of directors upon the affirmative vote of 66-2/3% of the directors and (ii) providing that the provision regarding setting the size of the Board of Directors may be repealed or amended only upon the affirmative vote of 66-2/3% of the Voting Shares;

(10)    To consider and vote upon a proposal to approve and adopt the Company’s 2003 Executive Incentive Compensation Plan;

(11)    To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2003; and

(12)    To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend; however, only shareholders of record at the close of business on March 28, 2003 are entitled to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors

BETTY PETTY Secretary

Gainesville, Florida
April 2, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

2

2003 ANNUAL MEETING OF SHAREHOLDERS
OF
EXACTECH, INC.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Exactech, Inc., a Florida corporation (the “Company”), of proxies from the holders of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), for use at the 2003 Annual Meeting of Shareholders of the Company to be held at the Company’s headquarters, 2320 N.W. 66th Court, Gainesville, Florida, on Friday, May 2, 2003, at 9:00 a.m., local time, or at any adjournment(s) or postponement(s) thereof (the “Annual Meeting”), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is April 2, 2003. Shareholders should review the information provided herein in conjunction with the Company’s 2002 Annual Report, which accompanies this Proxy Statement. The Company’s principal executive offices are located at 2320 N.W. 66th Court, Gainesville, Florida 32653, and its telephone number is (352) 377-1140.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s Secretary at the Company’s headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

PURPOSES OF THE MEETING

At the Annual Meeting, the Company’s shareholders will consider and vote upon the following matters:

(1)      The election of five members to the Company’s Board of Directors to serve until the expiration of their term or until their successors are duly elected and qualified;

(2)      To consider and vote upon a proposal to approve an amendment to the Company’s Articles of Incorporation (the “Articles of Incorporation”) to divide the Board of Directors into three classes;

(3)      To consider and vote upon a proposal to approve amendments to the Company’s Articles of Incorporation to (i) provide that any vacancies or newly created directorships on the Board of Directors shall be filled only by the affirmative vote of a majority of the directors then in office, or, if no directors remain, by the vote of 66-2/3% of the outstanding shares of Common Stock entitled to vote (the “Voting Shares”), and (ii) provide that directors may be removed only for cause and only upon the affirmative vote of 66-2/3% of the Voting Shares;

(4)      To consider and vote upon a proposal to approve an amendment to the Company’s Articles of Incorporation eliminating the ability to take shareholder action by written consent;

(5)      To consider and vote upon a proposal to approve amendments to the Company’s Articles of Incorporation requiring shareholders seeking to submit proposals to a vote of shareholders or to nominate directors to first comply with specified advance notice and disclosure procedures;

(6)      To consider and vote upon a proposal to approve an amendment to the Company’s Articles of Incorporation increasing the minimum shareholder threshold necessary to call a special meeting of shareholders from 10% to 25% of all the Voting Shares;

(7)      To consider and vote upon a proposal to approve an amendment to the Company’s Articles of Incorporation to add a “fair price” provision;

(8)      To consider and vote upon a proposal to approve an amendment to the Company’s Articles of Incorporation providing that specified provisions of the Articles may be amended only upon the affirmative vote of 66-2/3% of the Voting Shares;

(9)      To consider and vote upon a proposal to approve amendments to the Company’s Bylaws (i) providing that the size of the Board of Directors shall be five and the Board of Directors may set the exact number of directors upon the affirmative vote of 66-2/3% of the directors and (ii) providing that the provision regarding setting the size of the Board of Directors may be repealed or amended only upon the affirmative vote of 66-2/3% of the Voting Shares;

(10)    To consider and vote upon a proposal to approve and adopt the Company’s 2003 Executive Incentive Compensation Plan;

(11)    Ratification of the selection of Deloitte & Touche LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2003; and

(12)    Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

Each of Proposals 2-9 may have the effect of maintaining current management and may make it more difficult and time-consuming for shareholders or third parties seeking to effect a change in control of the Company. As a result, the Company may be less likely to receive unsolicited offers to acquire the Company, including offers that some Company shareholders might consider beneficial. The Company’s existing Articles of Incorporation and Bylaws do not contain provisions having these effects.

QUORUM AND VOTING REQUIREMENTS

The Board of Directors has set the close of business on March 28, 2003 as the record date (the “Record Date”) for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. On January 29, 2003, the Company announced a two-for-one split (the “Stock Split”) of the Company’s Common Stock to be effective on February 28, 2003. All share information in this Proxy Statement has been adjusted to reflect the Stock Split. As of the Record Date, there were 10,942,280 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors. The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

A plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

Proposals 2, 4, 5, 6, 7, and 11 require approval by the affirmative vote of a plurality of votes cast at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether these proposals have received sufficient votes for approval.

Proposals 3, 8, and 9 require approval by the affirmative vote of 66-2/3% of the Voting Shares. Both abstentions and broker non-votes will have the same effect as votes cast against these proposals for purposes of determining whether each proposal has received sufficient votes for approval.

Proposal 10 requires approval by the affirmative vote of a majority of votes cast at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether these proposals have received sufficient votes for approval.

Any other proposal that is properly brought before the Annual Meeting requires approval by the affirmative vote of a plurality of votes cast at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether these proposals have received sufficient votes for approval.

Directors and executive officers of the Company beneficially hold approximately 45% of all the Voting Shares. Each of these directors and executive officers has indicated his or her intent to vote all shares beneficially owned by him or her in favor of each of the proposals described herein. As a result, management of the Company believes it is likely that all measures proposed in this Proxy Statement will pass. However, each shareholder’s vote is important to assure a quorum and the passage of the proposals to be considered at the Annual Meeting.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the five nominees for director named below, (b) FOR the proposal to divide the Board of Directors into three classes, (c) FOR the proposal providing for supermajority voting requirements to fill vacancies on the Board of Directors or to remove directors and providing for removal of directors only for cause, (d) FOR the proposal eliminating the ability to take shareholder action by written consent, (e) FOR the proposal requiring shareholders seeking to submit proposals to a vote of shareholders or to nominate directors to first comply with specified advance notice and disclosure procedures, (f) FOR the proposal increasing the minimum shareholder threshold necessary to call a special meeting of shareholders from 10% to 25% of all the Voting Shares, (g) FOR the proposal to add a “fair price” provision, (h) FOR the proposal providing that specified provisions of the Articles of Incorporation may be amended only upon the affirmative vote of 66-2/3% of the Voting Shares, (i) FOR the proposal setting the size of the Board of Directors at five and providing for a supermajority vote of the Board of Directors to change the size of the Board of Directors, (j) FOR the proposal to approve and adopt the Company’s 2003 Executive Incentive Compensation Plan and (k) FOR the ratification of the selection of Deloitte & Touche LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2003. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made. The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

Pursuant to Florida law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. However, abstentions are treated as present and entitled to vote, but are not counted as votes cast “for” or “against” any matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or a plurality of the shares present and entitled to vote has been voted.

Thus, abstentions and broker non-votes have the same effect as votes cast against proposals requiring a majority or greater percentage of the outstanding shares entitled to vote but do not have any effect on proposals requiring a majority or plurality of the shares present and entitled to vote.

A list of shareholders entitled to vote at the Annual Meeting will be available at the Company’s executive offices, 2320 N.W. 66th Court, Gainesville, Florida 32653, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any shareholder.

SECURITY OWNERSHIP

The following table sets forth, as of the Record Date, the number of shares of Common Stock of the Company which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director, (iii) the Named Executive Officers (as defined in “Executive Compensation”) and (iv) all directors and executive officers of the Company as a group (after taking into account the Stock Split):

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)		Percentage of Outstanding Shares Owned(2)

William Petty, M.D.	4,110,798	(4)	35.2%
Betty Petty	4,110,798	(4)	35.2%
Gary J. Miller, Ph.D.	619,962	(5)	5.3%
David W. Petty	83,538	(6)	*
Joel C. Phillips, CPA	76,028	(7)	*
Albert H. Burstein, Ph.D.	6,000	(8)	*
R. Wynn Kearney, Jr., M.D.	454,860	(9)	3.9%
Paul Metts, CPA	15,400	(10)	*
Prima Investments, Limited Partnership	3,876,998		33.2%
Millerworks, Limited Partnership	473,562		4.1%
FMR Corp.	1,027,600	(11)	9.7%
All directors and executive officers as a group (8 persons)	5,366,586	(12)	45.9%

____________________________

      *    Less than 1%.

   (1)    Unless otherwise indicated, the address of each beneficial owner is Exactech, Inc., 2320 N.W. 66th Court, Gainesville, Florida 32653.

   (2)    A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of options, warrants and convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised.

   (3)    Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

   (4)    Includes 3,876,998 shares of Common Stock held by Prima Investments, Limited Partnership, a Nevada limited partnership (the “Prima Partnership”). Prima Investments, Inc., a Nevada corporation wholly-owned by Dr. and Mrs. Petty, is the general partner of Prima Partnership. Dr. and Mrs. Petty along with their children hold all limited partnership interests in Prima Partnership. Also includes (i) 146,400 shares of Common Stock issuable upon the exercise of options granted to William Petty which are currently exercisable, (ii) 11,240 shares of Common Stock held by Betty Petty and (iii) 76,160 shares of Common Stock issuable upon the exercise of options granted to Betty Petty which are currently exercisable.

   (5)    Includes 473,562 shares of Common Stock held by Millerworks, Limited Partnership, a Nevada limited partnership (“Millerworks Partnership”). Millerworks, Inc., a Nevada corporation wholly-owned by Dr. Miller, is the general partner of Millerworks Partnership. Dr. Miller, his wife and children hold all partnership interests in Millerworks Partnership. Also includes (i) 15,240 shares of Common Stock held by Dr. Miller and (ii) 131,160 shares of Common Stock issuable upon the exercise of options granted to Dr. Miller which are currently exercisable.

   (6)    Includes 71,160 shares of Common Stock issuable upon the exercise of options granted to Mr. Petty which are currently exercisable.

   (7)    Includes 71,328 shares of Common Stock issuable upon the exercise of options granted to Mr. Phillips which are currently exercisable.

   (8)    Consists of 6,000 shares of Common Stock issuable upon the exercise of options granted to Dr. Burstein which are currently exercisable.

   (9)    Includes (i) 52,000 shares of Common Stock issuable upon the exercise of options granted to Dr. Kearney which are currently exercisable and (ii) 2,524 shares of Common Stock held by Dr. Kearney’s spouse.

 (10)    Consists of 15,400 shares of Common Stock issuable upon the exercise of options granted to Mr. Metts which are currently exercisable.

 (11)    Based on Amendment No. 1, dated February 14, 2002, to Schedule 13G. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,027,600 shares or 9.7% of the Company’s outstanding Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Fidelity has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109. In addition, each of Edward C. Johnson, 3d and Abigail P. Johnson may be deemed beneficial owner of the shares due to their status as affiliates of Fidelity.

 (12)    See notes (4)-(10). Includes 569,608 shares of Common Stock issuable upon the exercise of options which are currently exercisable.

ELECTION OF DIRECTORS

The Company has nominated each of William Petty, M.D., Albert Burstein, Ph.D., R. Wynn Kearney, Jr., M.D., Paul Metts, CPA and William B. Locander, Ph.D. (the “Nominees”) to be elected as a director at the Annual Meeting; each of whom, with the exception of Mr. Locander, now serves as a director of the Company. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors. Currently directors are elected annually for a term of one year. If the proposal to approve a classified Board is approved at the Annual Meeting, directors will serve for a term of three years, except for the initial terms of the Class I and Class II directors (see Proposal 2).

MANAGEMENT

Executive Officers and Directors

The executive officers, directors and director nominee of the Company are as follows:

Name	Age	Position

William Petty, M.D.	60	Chairman of the Board, President and Chief Executive Officer

Gary J. Miller, Ph.D.	55	Executive Vice President, Research and Development and Director

David W. Petty	36	Executive Vice President, Sales and Marketing and Director

Joel C. Phillips, CPA	35	Chief Financial Officer and Treasurer

Betty Petty	60	Vice President, Administration and Human Resources and Secretary

Albert Burstein, Ph.D.	65	Director

R. Wynn Kearney, Jr., M.D.	59	Director

Paul E. Metts, CPA	60	Director

William B. Locander, Ph.D.	59	Director Nominee

William Petty, M.D. was a founder and has been Chairman of the Board and Chief Executive Officer of the Company since its inception. Dr. Petty also became President of the Company upon the departure of former president Timothy Seese on January 31, 2002. Dr. Petty was a Professor at the University of Florida College of Medicine from July 1975 to September 1998. Dr. Petty also served as Chairman of the Department of Orthopaedic Surgery at the University of Florida College of Medicine from July 1981 to January 1996. Dr. Petty has served as a member of the Hospital Board of Shands Hospital, Gainesville, Florida, as an examiner for the American Board of Orthopaedic Surgery, as a member of the Orthopaedic Residency Review Committee of the American Medical Association, on the Editorial Board of the Journal of Bone and Joint Surgery, and on the Executive Board of the American Academy of Orthopaedic Surgeons. He holds the Kappa Delta Award for Outstanding Research from the American Academy of Orthopaedic Surgeons. His book, Total Joint Replacement, was published in 1991. Dr. Petty received his B.S., M.S., and M.D. degrees from the University of Arkansas. He completed his residency in Orthopaedic Surgery at the Mayo Clinic in Rochester, Minnesota.

Gary J. Miller, Ph.D. was a founder and has been Executive Vice President, Research and Development of the Company since February 2000. He was Vice President, Research and Development from 1986 until 2000 and has been a Director since March 1989. Dr. Miller was Associate Professor of Orthopaedic Surgery and Director of

Research and Biomechanics at the University of Florida College of Medicine from July 1986 until August 1996. Dr. Miller received his B.S. from the University of Florida, his M.S. (Biomechanics) from Massachusetts Institute of Technology, and his Ph.D. in Mechanical Engineering (Biomechanics) from the University of Florida. He has held an Adjunct Associate Professorship in the College of Veterinary Medicine’s Small Animal Surgical Sciences Division since 1982 and was appointed as an Adjunct Associate Professor in the Department of Aerospace, Mechanics and Engineering Sciences in 1995. He was a consultant to the United States Food and Drug Administration from 1989 to 1992 and has served as a consultant to such companies as Johnson & Johnson Orthopaedics, Dow-Corning Wright and Orthogenesis.

David W. Petty has been Executive Vice President, Sales and Marketing since February 2000. He has been employed by the Company in successive capacities in the areas of Operations and Sales and Marketing for the past thirteen years, serving as Vice President, Operations from April 1991 until April 1993 and Vice President, Marketing from 1993 until 2000. He also served as a Director from March of 1989 until March 1996. He was appointed to the Board of Directors on January 31, 2002 to fill the vacancy created by the resignation of Timothy Seese and was elected to the Board in May 2002. Mr. Petty received his B.A. from the University of Virginia in 1988 and completed The Executive Program at the Darden School in 1999. He is the son of Dr. and Ms. Petty.

Joel C. Phillips, CPA has been Chief Financial Officer of the Company since July 1998 and Treasurer since March 1996. Mr. Phillips was Manager, Accounting and Management Information Systems from April 1993 to June 1998. From January 1991 to April 1993, Mr. Phillips was employed by Arthur Andersen. Mr. Phillips received a B.S. and a Masters in Accounting from the University of Florida and is a certified public accountant.

Betty Petty was a founder and has been Vice President, Human Resources and Administration since February 2000. She has also been Secretary of the Corporation since its inception and served as Treasurer and a Director until March 1996. Ms. Petty served in the dual capacities of Human Resources Coordinator and Director of Marketing Communications from the founding of the Company until 2000. She received her B.A. from the University of Arkansas at Little Rock and her M.A. in English from Vanderbilt University. Ms. Petty is the wife of Dr. Petty.

Albert Burstein, Ph.D. has been a director of the Company since March 1996. From 1976 to 1996, Dr. Burstein was Senior Scientist, Department of Research and Associate Attending Orthopaedic Surgeon (Biomechanical Engineering) at the Hospital for Special Surgery, New York, New York and Adjunct Associate Professor of Mechanical Engineering at the Sibley School of Mechanical and Aerospace Engineering, Cornell University, Ithaca, New York. In addition, he was Professor of Applied Biomechanics (in surgery) at Cornell University Medical College, New York, New York from 1978 through 1996. From 1976 until 1992, he served as Director, Department of Biomechanics, Research Division, at the Hospital for Special Surgery. Since 1980, he has served as Deputy Editor for Research for The Journal of Bone and Joint Surgery. Dr. Burstein is an author of six textbooks on Orthopaedic Biomechanics. He holds the Shands Award of the Orthopaedic Research Society for outstanding career contributions to orthopaedic research and is a Past President of the American Society of Biomechanics. Dr. Burstein holds thirteen patents for orthopaedic devices.

R. Wynn Kearney, Jr., M.D. has been a director of the Company since September 1989. He is the senior partner of the Orthopaedic and Fracture Clinic, P.A., a medical group with locations in southern Minnesota. He has been a member of the group since 1972. He received his B.S. degree and M.D. degree through the Honors Program of Northwestern University Medical School in Chicago. He completed an orthopaedic surgery post-graduate residency at the Mayo Clinic in Rochester, Minnesota and was a member of the team that implanted the first total knee replacement in the United States in 1970. He is also an Assistant Clinical Professor of the University of Minnesota Medical School. Dr. Kearney has served as President of the Minnesota Orthopaedic Society, the Southern Minnesota Medical Association and the Orthopaedic Practice Society. He recently completed a term as President of the Foundation Board of Minnesota State University, Mankato. Dr. Kearney is a member of the board of directors of Hickory Tech Corporation and is a minority owner of the Minnesota Timberwolves NBA basketball team.

Paul Metts, CPA has been a director of the Company since April 1998. Mr. Metts was the Chief Executive Officer of Shands HealthCare at the University of Florida from 1987 to 1997. Shands HealthCare System is a 2000-bed, nine-hospital system with approximately 12,000 employees. Mr. Metts currently serves a member of the Robert Wood Johnson Foundation’s National Advisory Committee for Urgent Matters and has served as a board member of many local civic and business organizations including Barnett Bank, the University of Florida Foundation and University Medical Center in Jacksonville. Mr. Metts has also chaired or served as a member on state and national industry organizations such as the Florida Institute of Certified Public Accountants Healthcare Industry Committee, the Florida Hospital Association Board, the Association of Voluntary Hospitals of Florida Board, the University Health System Consortium Board, and several committees for the Association of American Medical Colleges. Mr. Metts, a Certified Public Accountant, received his undergraduate degree in Accounting from the University of South Florida and his Masters Degree in Health Care Administration from the University of Minnesota.

William B. Locander, Ph.D. has been Chairman of Marketing, Professor of Marketing and Quality, and Director of the USF Leadership Center at the University of South Florida in Tampa, Florida since 1992. He was previously Professor of Marketing at the University of Tennessee, Knoxville from 1983 until 1992. From 1973 through 1983 he was a faculty member at the University of Houston, serving as Associate Professor, Chairman of the Department of Marketing, and Associate Dean for Research and Administration at that institution. Dr. Locander has authored numerous articles in reference publications and has served on the editorial board of the Journal of Marketing and the Journal of Marketing Research. He was president of the National American Marketing Association in 1988 and 1999. He was an examiner for the Malcolm Baldridge National Quality Award in 1991 and 1992. Dr. Locander has spoken and consulted in the areas of marketing, total quality, strategic planning, and customer satisfaction, with companies such as IBM, General Electric, 3M, Proctor and Gamble, and Chevron. He received his B.S., M.S. and Ph.D. degrees from the University of Illinois in Champaign-Urbana.

Election of Executive Officers and Directors

The Company’s officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. The Company’s directors hold office until the expiration of their term or until their successors have been duly elected and qualified.

Committees and Meetings of the Board of Directors

During the fiscal year ended December 31, 2002, the Company’s Board of Directors held two meetings. Each director of the Company attended 100% of the aggregate of (i) the number of the meetings of the Board which were held during the period that such person served on the Board and (ii) the number of meetings of committees of the Board of Directors held during the period that such person served on such committee.

The Company has two committees: the Audit Committee and the Compensation and Stock Option and Incentive Plan Committee (the “Compensation Committee”). The Company does not have a nominating committee.

The Audit Committee is currently composed of R. Wynn Kearney, Jr. M.D., Albert Burstein, Ph.D. and Paul Metts, CPA. Paul Metts, CPA serves as Chairman of the Committee. The Audit Committee’s functions include overseeing the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the selection and qualifications of the independent auditors, the performance of the Company’s internal audit function and controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established. In this oversight capacity, the Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The Audit Committee met seven times during the year ended December 31, 2002.

The Compensation Committee is currently comprised of Paul Metts, CPA, R. Wynn Kearney, Jr. M.D., and Albert Burstein, Ph.D. Dr. Kearney serves as Chairman of the Committee. The Compensation Committee’s functions consist of administering the Company’s Employee Stock Option and Incentive Plan (the “Stock Option Plan”), recommending and approving grants of stock options under the Stock Option Plan, and recommending, reviewing and approving the salary and fringe benefits policies of the Company, including compensation of executive officers of the Company. The Compensation Committee met three times during the year ended December 31, 2002.

During 2002, the Compensation Committee, along with management of the Company, developed a comprehensive Executive Incentive Compensation Plan (see Proposal 10 below) designed to supersede the Company’s existing Employee Stock Option and Incentive Plan. The goal of the proposed plan is to provide the Company the ability to attract and retain executive officers, other key employees and directors to reward them for delivering long-term value to the Company through the achievement of specific strategic goals and initiatives. A copy of the Company’s new Executive Incentive Compensation Plan is attached to this Proxy Statement as Appendix A.

Additional Information Concerning Directors

The Company reimburses all directors for their expenses in connection with their activities as directors of the Company.

Non-employee directors are eligible to receive options under the Company’s Directors Stock Option Plan (the “Directors Plan”). The Directors Plan will be superceded and replaced by the proposed 2003 Executive Incentive Compensation Plan if the proposed plan is approved and adopted by the Company’s Shareholders (see Proposal 10 below). The Directors Plan provides for an automatic grant of an option to purchase 5,000 shares of Common Stock upon a person’s election as a director of the Company. In 2002, the Company compensated each non-employee Director up to $10,000 annually for service based on attendance at Board of Directors meetings. Effective January 1, 2003, each non-employee director is entitled to receive (i) $20,000 annually to be paid in quarterly installments of $5,000 per quarter on the last day of the first month of each quarter, (ii) $1,000 plus travel expenses for each of three board meetings held at the Company to be paid the week after each of these meetings and (iii) $500 for each of an estimated seven committee meetings to be paid the week after each of these meetings.

Corporate Governance

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the Nasdaq National Market has recently proposed changes to its corporate governance and listing requirements. Many of the requirements of the Sarbanes-Oxley Act and the proposed Nasdaq rules are subject to final SEC action and, therefore, had not yet become effective (or, in some cases, their transitional provisions had not yet expired) as of the date of this proxy statement. Nevertheless, the Board of Directors has initiated actions consistent with certain of the proposed rules.

Independent Directors

•         Assuming the Company’s shareholders elect all of the directors nominated for election at the Annual Meeting, beginning immediately after the Annual Meeting, a majority of the members of the Company’s Board of Directors will be independent.

•         The Company’s non-management directors have commenced holding formal meetings, separate from management, which they intend to hold at least 2 times a year.

Audit Committee

•         All Audit Committee members possess the required level of financial literacy and at least one member of the Committee meets the current standard of requisite financial management expertise as required by

Nasdaq and applicable SEC rules and regulations. The SEC recently adopted a rule requiring disclosure concerning the presence of at least one “audit committee financial expert” (a newly defined term) on audit committees; upon effectiveness of the rule, this disclosure will be required to be included in the Company’s Annual Report on Form 10-K for its fiscal year ending December 31, 2003 or in the proxy statement for the Company’s 2004 Annual Meeting of Shareholders.

•         The Audit Committee operates under a formal charter that governs its duties and conduct. The Charter has been revised to incorporate additional concepts proposed in the Nasdaq proposed rules and applicable SEC rules and regulations. A copy of the charter is attached to this Proxy Statement as Appendix B.

•         Assuming the Company’s shareholders elect all of the directors nominated for election at the Annual Meeting, beginning immediately after the Annual Meeting, all members of the Audit Committee will meet the appropriate tests for independence.

•         Deloitte & Touche LLP, the Company’s independent auditors, report directly to the Audit Committee.

•         The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

•         The Audit Committee has adopted a Policy for Reporting Improper Activity to enable confidential and anonymous reporting of improper activities to the Audit Committee.

Compensation Committee

•         Assuming the Company’s shareholders elect all of the directors nominated for election at the Annual Meeting, beginning immediately after the Annual Meeting, all members of the Compensation Committee will meet the appropriate tests for independence.

•         The Compensation Committee intends to adopt and will operate under a formal charter that governs its duties and standards of performance.

Code of Business Conduct and Ethics

•         Management has adopted a Code of Business Conduct and Ethics that includes provisions ranging from restrictions on gifts to conflicts of interest. All employees are bound by this Code of Business Conduct and Ethics, violations of which may be reported to the Audit Committee. The code is attached to this Proxy Statement as Appendix C. The Code of Business Conduct and Ethics includes provisions applicable to the Company’s senior financial officers consistent with the Sarbanes-Oxley Act of 2002.

Personal Loans to Executive Officers and Directors

•         The Company complies with and will operate in a manner consistent with recently-enacted legislation prohibiting extensions of credit in the form of a personal loan to or for its Directors and executive officers.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of the Company’s outstanding Common Stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports are required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been timely filed, with the exception of a sale on October 31, 2002 of 4,600 shares (as adjusted to reflect the Stock Split) of the Company’s common stock by R. Wynn Kearney, Jr., M.D. that was reported on November 6, 2002.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following compensation table sets forth, for the fiscal years ended December 31, 2000, 2001 and 2002, the cash and certain other compensation paid or accrued by the Company to the Company’s Chief Executive Officer, and each of the Company’s other four most highly compensated executive officers whose total 2002 salary and bonus exceeded $100,000 (collectively, the “Named Executive Officers”). All numbers pertaining to shares of the Company’s Common Stock have been adjusted to reflect the Stock Split.

		Annual Compensation				Long-Term Compensation Awards

Name and Principal Position	Year	Salary ($)	Bonus	Other Annual Compensation ($)		Options/SARS (#)		All Other Compensation ($)

William Petty, M.D.	2002	$230,607	$2,315	$136,707	(1)	—		$6,629	(8)
Chairman of the Board,	2001	$219,625	$—	$120,654	(1)	7,000	(2)	$6,495	(8)
President and Chief	2000	$199,240	$9,168	$111,497	(1)	107,000	(3)	$6,220	(8)
Executive Officer

Gary J. Miller, Ph.D.	2002	$171,229	$1,720	$137,632	(1)	—		$5,137	(8)
Executive Vice President,	2001	$162,104	$—	$121,250	(1)	7,000	(2)	$4,824	(8)
Research and	2000	$146,962	$6,762	$112,157	(1)	7,000	(4)	$4,588	(8)
Development

Betty A. Petty	2002	$121,458	$1,220	$—	(7)	—		$3,644	(8)
Vice President, Human	2001	$115,500	$—	$—	(7)	7,000	(2)	$3,424	(8)
Resources and	2000	$101,538	$4,782	$—	(7)	47,000	(5)	$3,046	(8)
Administration

David W. Petty	2002	$171,358	$1,720	$—	(7)	—		$5,141	(8)
Executive Vice President,	2001	$163,525	$—	$—	(7)	7,000	(2)	$4,859	(8)
Sales and Marketing	2000	$146,742	$6,752	$—	(7)	7,000	(4)	$4,581	(8)

Joel C. Phillips, CPA	2002	$152,180	$1,530	$—	(7)	60,000	(6)	$4,565	(8)
Chief Financial Officer and	2001	$142,233	$—	$—	(7)	7,000	(2)	$4,233	(8)
Treasurer	2000	$128,925	$5,932	$—	(7)	7,000	(4)	$4,031	(8)

____________________________

   (1)    Consists of royalties paid pursuant to consulting agreements between the Company and each of Drs. Petty and Miller which were superseded by their employment agreements which provide for the continuation of such royalties. See “Certain Transactions.”

   (2)    Represents options granted under the Company’s Employee Stock Option and Incentive Plan on April 20, 2001 at an exercise price of $8.63 per share, the market value of the Common Stock on that date.

   (3)    Represents options granted under the Company’s Employee Stock Option and Incentive Plan for 7,000 shares on February 4, 2000 at an exercise price of $6.41 per share, the market value of the Common Stock on that date and 100,000 shares on December 11, 2000 at an exercise price of $9.41 per share, the market value of the Common Stock on that date.

   (4)    Represents options granted under the Company’s Employee Stock Option and Incentive Plan on February 4, 2000 at an exercise price of $6.41 per share, the market value of the Common Stock on that date.

   (5)    Represents options granted under the Company’s Employee Stock Option and Incentive Plan for 7,000 shares on February 4, 2000 at an exercise price of $6.41 per share, the market value of the Common Stock on that date and 40,000 shares on December 11, 2000 at an exercise price of $9.41 per share, the market value of the Common Stock on that date.

   (6)    Represents options granted under the Company’s Employee Stock Option and Incentive Plan on July 18, 2002 at an exercise price of $7.58 per share, the market value of the Common Stock on that date.

   (7)    The aggregate amount of perquisites and other personal benefits provided to each Named Executive Officer is less than 10% of the total annual salary and bonus of such officer.

   (8)    Represents matching contributions made by the Company under its 401(k) plan.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning grants of stock options or SARs made during the fiscal year ended December 31, 2002 to the Named Executive Officers. No other Named Executive Officer received grants of stock options or SARS during the Fiscal Year ended December 31, 2002. All numbers pertaining to shares of the Company’s Common Stock have been adjusted to reflect the Stock Split.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term

Name	Number of Securities Underlying Options/ SARs Granted	Percent of Total Options/ SARs Granted to Employees In Fiscal	Exercise Price ($/Sh)	Expiration Date	5%($)	10%($)

Joel C. Phillips, CPA	60,000	54.0%	$ 7.58	7/18/12	$ 286,021	$ 724,834

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table

The following table sets forth certain information concerning (i) the exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 2002 and (ii) unexercised stock options held by the Named Executive Officers as of December 31, 2002. No stock appreciation rights were granted or are outstanding. All numbers pertaining to shares of the Company’s Common Stock have been adjusted to reflect the Stock Split.

			Number of Unexercised Options Held at December 31, 2002		Value of Unexercised In-the- Money Options at December 31, 2002(1)

Name	Shares Acquired on Exercise	Value Realized(2)	Exercisable	Unexercisable	Exercisable	Unexercisable

William Petty, M.D.	—	$—	144,110	2,290	$178,921	$8,874
Gary J. Miller, Ph.D.	7,924	$66,324	131,160	—	678,546	—
Betty Petty	15,240	$141,160	76,160	—	129,290	—
David W. Petty	7,620	$50,559	71,160	—	335,346	—
Joel C. Phillips, CPA	—	—	71,328	62,000	352,241	140,390

______________

   (1)    The closing sale price of the Common Stock on December 31, 2002 as reported by Nasdaq was $9.72 per share (adjusted for two for one forward stock split effective February 28, 2003). Value is calculated by multiplying (a) the difference between $9.72 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

   (2)    Value is calculated by multiplying the difference between the market price and exercise price on the date of the exercise of the option and the number of shares of Common Stock acquired upon exercise of the option.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2002 with respect to compensation plans (including individual compensation arrangements) under which the Company’s equity securities are authorized for issuance. All numbers pertaining to shares of the Company’s Common Stock have been adjusted to reflect the Stock Split.

	Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (in thousands)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(1) (in thousands)

	(a)	(b)	(c)
Equity compensation plans approved by security holders	771	$6.52	177
Equity compensation plans not approved by security holders(2)	237	$5.33	—

Total	1,008	$6.24	177

______________

   (1)    Does not include securities available for future issuances pursuant to the proposed 2003 Executive Incentive Compensation Plan described in this Proxy Statement (see Proposal 10).

   (2)    From time to time, the Company has issued options to various consultants and sales agents. These options were not granted pursuant to any formal plan.

Employment Agreements

On January 1, 2003, the Company extended the existing employment agreement with Dr. Petty through December 31, 2007. Dr. Petty’s employment agreement provides for an annual base salary in an amount equal to $294,000. The agreement with Dr. Petty provides that the Company may elect to extend his employment agreement for an additional term and that, if it elects to do so, the Company and Dr. Petty will mutually agree upon compensation terms. In the event the Company elects not to extend the term of Dr. Petty’s employment agreement, the Company must continue to pay to Dr. Petty the base salary and bonus provided for in the employment agreement at the then current rate for a minimum of six (6) months from the date notice of the Company’s decision not to extend is sent to Dr. Petty, even if the payments extend beyond the expiration of the Term. In all events, whenever Dr. Petty’s term as Chairman and Chief Executive Officer has expired, whether due to the decision of the Company not to extend such term or for other reasons, the Company agrees to continue employing Dr. Petty until December 31, 2013 in another capacity as designated by Dr. Petty’s successor to the office of Chief Executive Officer. While performing in this other capacity, Dr. Petty’s total annual base and incentive compensation may not be less than 70% of the average compensation paid to him for the last two years he served as Chief Executive Officer of the Company. Dr. Petty’s employment agreement provides for the continuation of the royalty payments required under his consulting agreement with the Company, which consulting agreement expired. The provision for royalty payments was included in Dr. Petty’s employment agreement and consists of 0.5% of all domestic sales and 0.25% of all international sales of the Optetrak® knee product on a quarterly basis, not to exceed $150,000 annually.

On January 1, 2003, the Company extended the existing employment agreement with Dr. Miller and entered into employment agreements with Ms. Betty Petty and Mr. David Petty effective through the end of December, 2005. The agreements with each of Ms. Petty, Mr. Petty and Dr. Miller extend automatically by one year on each anniversary date (each December 31st) of the agreement unless the Board specifically provides notice to the executive that the agreement is not being extended on the anniversary date. Dr. Miller’s employment agreement provides for the continuation of the royalty payments required under his consulting agreement with the Company, which consulting agreement expired. The provision for royalty payments was included in Dr. Miller’s employment agreement and consists of 0.5% of all domestic sales and 0.25% of all international sales of the Optetrak® knee product on a quarterly basis, not to exceed $150,000 annually.

If any of these executives is terminated for cause, as defined in his/her employment agreement, the executive is not entitled to receive severance pay. If the executive is terminated without cause, he is entitled to receive his then current salary for the remaining term of the employment agreement. All of the employment agreements contain a provision that the executive will not compete or engage in a business competitive with the current business of the Company for the term of the agreement and for one year thereafter if the executive is terminated for cause or the executive terminates his employment. In addition, pursuant to the employment agreements, each executive agreed not to disclose confidential information of the Company during the term of his employment or thereafter and agreed that all work, research and results thereof, including inventions, processes or formulas conceived or developed by the executive during the term of employment which are related to the business, research and development work, or field of operation of the Company is the property of the Company.

Stock Option Plans

The Company currently maintains two stock option plans, the Stock Option Plan and the Directors Plan. The Stock Option Plan provides for the granting of both “incentive stock options” (as defined in Section 422A of the Internal Revenue Code) and non-statutory stock options. Options may be granted under the Stock Option Plan at such prices as the Committee may determine, provided that the per share exercise price of incentive stock options may not be less than the fair market value of the Common Stock on the date of the grant. Options typically vest in staggered amounts over a period of five years. In determining grants of stock options, the Compensation Committee considers a number of factors, including the employee’s position, responsibilities and performance, the number of outstanding options held by the employee and competitive practices of other companies generally.

As of the Record Date, on a post-Stock Split basis, options to purchase an aggregate of 770,850 shares of the Company’s Common Stock were outstanding under the Stock Option Plan. The officers, directors and employees of the Company and its subsidiaries are eligible to receive awards under the Stock Option Plan.

The Directors Plan provides for an automatic grant of an option to purchase, on a pre-Stock Split basis, 5,000 shares of Common Stock upon a person’s election as a director of the Company. The Directors Plan formerly provided for the automatic grant of an option to purchase, on a pre-Stock Split adjusted basis, 3,000 shares of Common Stock upon such person’s reelection as a director of the Company. On February 25, 2000, the Company’s Board of Directors adopted an amendment to the Directors Plan to remove the provision for automatic grants upon such person’s reelection. Only Non-employee directors are eligible to receive options under the Directors Plan. A director who does not receive regular compensation from the Company or its subsidiaries, other than directors’ fees and reimbursement for expenses, shall not be considered to be an employee of the Company, even if such director is an officer of a subsidiary of the Company.

As of the Record Date, on a post-Stock Split basis, options to purchase an aggregate of 33,400 shares of the Company’s Common Stock were outstanding under the Directors Plan.

Both the Stock Option Plan and the Directors Plan will be superceded and replaced by the proposed 2003 Executive Incentive Compensation Plan if it is approved and adopted by the shareholders at the Annual Meeting (see Proposal 10 below).

401(k) Plan

Effective January 1, 1996, the Company implemented a 401(k) pension plan. The Company currently intends to match employee contributions at the rate of $1.00 for each dollar of employee contributions up to 3% of the employee’s salary subject to the availability of funds. The Company is not required to match employee contributions in the future. The plan is administered by and offers the funds of a national mutual fund company.

Compensation Committee Interlocks and Insider Participation

No member or nominee for election as a member of the Board or any committees of the Board has an interlocking relationship with the board (or member of such board) or any committee (or member of such committee) of a board of any other company.

The following Report of the Compensation Committee and the Report of the Audit Committee and the Performance Graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of the Company’s other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporate the reports or the performance graph by reference in that filing.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is generally responsible for determining the compensation of the Company’s executive officers. The Compensation Committee is comprised of three outside directors, Paul Metts, CPA, R. Wynn Kearney, Jr., M.D. and Albert Burstein, Ph.D.

The Compensation Committee’s general philosophy with respect to the compensation of the Company’s executive officers is to offer competitive compensation programs designed to (i) attract and retain key executives critical to the Company’s long-term success, (ii) reward an individual’s contribution and personal performance and (iii) align the interests of the Company’s executives with the Company’s shareholders. The components of the Company’s executive compensation program are base salary, performance incentives and stock based awards for specific achievement of predefined objectives.

In determining the 2002 base salary of the Company’s executive officers, the Compensation Committee took into account a number of factors, including the executive’s position and responsibilities, compensation levels at other companies generally and the Company’s performance. Increases in base salary are based primarily on individual performances as well as competitive market conditions and Company performance.

During 1998, the Company implemented a profit sharing plan for all employees under which it distributes a portion of earnings after the Company’s financial targets are achieved.

The Company believes that stock based performance awards are an important long-term incentive to its executive officers to remain with the Company and to improve performance. During 2002, the Compensation Committee, along with management of the Company, developed a comprehensive Executive Incentive Compensation Plan (see Proposal 10 below) designed to supersede the Company’s existing Employee Stock Option and Incentive Plan. The goal of the proposed plan is to provide the Company the ability to attract and retain executive officers and other key employees to reward them for delivering long-term value to the Company through the achievement of specific strategic goals and initiatives.

The Compensation Committee determines the base compensation for the Company’s Chairman of the Board, President and Chief Executive Officer. In 2002, the Company entered into an employment agreement with Dr. Petty, which provided for an annual base salary of $231,525 for the year ended December 31, 2002, which could be increased at the discretion of the Committee. Dr. Petty did not receive a performance bonus in the year ended December 31, 2002. Under his 2002 employment agreement, Dr. Petty also received royalty payments equal to one-half of one percent of the Company’s net sales of implanted knee prostheses in the United States and one-quarter of one percent of the Company’s sales of such products outside the United States. In addition, Dr. Petty participated in the Company’s profit sharing plan to the same extent as the Company’s other employees. The committee believes that the terms of Dr. Petty’s compensation, as well as the compensation for the other executive officers, is consistent with the Company’s overall compensation philosophy and clearly related to the goals and strategies of the Company for such period.

Salaries for each of the other executive officers were based upon recommendations by Dr. Petty, subject to the review and approval of the Company’s Board of Directors. Effective as of February 1, 2003, all executive officers of the Company received increases in their base salaries which increases ranged from 3-27% of the executive officer’s previous year’s base salary. These increases were the result of the Compensation Assessment described below and were approved by the Compensation Committee on November 18, 2002.

During the 2002 fiscal year, the Company performed a compensation assessment (the “Compensation Assessment”) in which the Company analyzed compensation for all employees in order to achieve competitive market-based compensation. The Compensation Assessment was performed by a team comprised of the Company’s internal Human Resources department and an outside consultant expert in compensation working within specified guidelines that were set by the Compensation Committee. The Compensation Assessment ultimately culminated in a compensation policy which the Compensation Committee approved on November 18, 2002. Elements of the policy are contingent upon the Company’s performing to its published business objectives, and the Company reserves the right to amend the compensation policy as necessary to meet those business objectives. This policy has been incorporated into the Company’s proposed 2003 Executive Incentive Compensation Plan.

The Company’s proposed 2003 Executive Incentive Compensation Plan provides for grants of stock options, stock appreciation rights, restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property. In determining awards under the plan, the Compensation Committee will establish performance criteria for eligible participants that are based on specific objectives designed to move the Company toward achievement of its strategic plan and vision. See Proposal 10 below for a description of the 2003 Executive Incentive Compensation Plan.

Paul Metts

R. Wynn Kearney, Jr.

Albert Burstein

AUDIT COMMITTEE REPORT

The role of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company’s financial reporting process and compliance with legal and regulatory requirements. The Board of Directors, in its business judgment, has determined that each current member of the Committee other than Albert Burstein, is “independent”, as required by applicable listing standards of the Nasdaq National Market and the Sarbanes-Oxley Act of 2002 and applicable SEC rules. For this reason, the Company has nominated an additional independent board member, Dr. William B. Locander, to replace Dr. Burstein as a member of the Audit Committee, should he be elected to the board. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is also responsible for the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee acts in accordance with a written charter adopted by the Board of Directors. The Committee reviews this charter annually.

In response to the changing regulatory and business environment, upon recommendation of the Audit Committee, in November 2002, the Board of Directors unanimously approved adoption of the revised Audit Committee Charter (attached as Appendix B), the Exactech, Inc. Code of Business Conduct and Ethics (attached as Appendix C), and the Exactech, Inc. Policy on Reporting Improper Activity.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements and unaudited quarterly financial statements with management and the independent auditors including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Consistent with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, and Statement on Auditing Standards No. 90, Audit Committee Communications, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, currently in effect, and has discussed with the auditors the auditors’ independence from the Company and its management, and reviewed and approved the compatibility of non-audit services provided by Deloitte & Touche LLP and approved the fees paid to them for the 2002 fiscal year.

The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s systems of internal control, and the overall quality of the Company’s financial reporting. The Audit Committee reviewed the Company’s internal controls with the Company’s independent auditors and, consistent with Section 302 of the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, met with management and the auditors prior to the filing of officers’ certifications required by that statute to receive any information concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Audit Committee members are not employees of the Company and may not be, and may not represent themselves to be, or to serve as, accountants or auditors by profession. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission. The Committee has also recommended to the Company’s shareholders the re-appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2003 fiscal year.

Paul Metts

R. Wynn Kearney, Jr.

Albert Burstein

PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on the Company’s Common Stock since December 31, 1997 with (i) the Nasdaq Stock Market index prepared by the Center for Research in Security Prices (“CRSP”), and (ii) CRSP’s index for companies with similar Standard Industry Codes (“SIC”) as the Company.

Comparison of Five-Year Cumulative Total Returns
Performance Graph for
Exactech, Inc.

Produced on 02/13/2003 including data to 12/31/2002

$500
$400
$300
$200
$100
$0
379.3
124.4
86.3
12/31/1997
12/31/1998
12/31/1999
12/29/2000
12/31/2001
12/31/2002

Legend

Symbol	CRSP Total Returns Index for:	12/1997	12/1998	12/1999	12/2000	12/2001	12/2002
——— ■	Exactech, Inc.	100.0	253.7	230.5	400.0	323.9	379.3
— — ★	Nasdaq Stock Market (US Companies)	100.0	141.0	261.5	157.4	124.9	86.3
- - - ▲	NASDAQ Stocks (SIC 3840—3849 US Companies) Surgical, Medical, and Dental Instruments and Supplies	100.0	111.2	133.8	139.2	152.1	124.4

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/1997.

Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School OF Business,
The University of Chicago, Used with permission. All rights reserved.

CERTAIN TRANSACTIONS

Consulting Agreements with Principals of the Company

The Company had entered into seven-year consulting agreements with each of William Petty, M.D., the Chairman of the Board, President, Chief Executive Officer and a principal shareholder of the Company, and Gary J. Miller, Ph.D., an Executive Vice President, director and principal shareholder of the Company, pursuant to which Drs. Petty and Miller agreed to provide consulting services to the Company in connection with the design of knee implantation systems and associated instrumentation to be utilized by the Company. The consulting agreements were terminated pursuant to the employment agreements entered into in May 1996 by the Company and each of Drs. Petty and Miller. The new employment agreements with each of Drs. Petty and Miller provide for the continuation by the Company of the royalty payments required under such consulting agreements in an amount equal to 0.5% of the Company’s net domestic sales and 0.25% of the Company’s net international sales of implanted knee prostheses. For the year ended December 31, 2002, the Company paid Drs. Petty and Miller royalties of $136,707 and $137,632, respectively. The Company believes that the terms of the consulting agreements were no less favorable to the Company than those available from unaffiliated third parties.

Purchase Arrangement with Brighton Partners

The Company has entered into a purchase agreement with Brighton Partners, Inc. (“Brighton Partners”) to purchase raw materials and equipment used in the ongoing production of its products. In 2001, the Company entered into a purchase agreement to acquire the license of a certain proprietary production technology for the sum of $350,000. Purchases of raw materials and equipment associated with these agreements totaled $849,035, $668,059 and $712,617 in 2000, 2001 and 2002, respectively. Brighton Partners is deemed to be 30% beneficially owned by Albert H. Burstein, Ph.D., a director of the Company. Additionally, William Petty, Chairman of the Board, President and Chief Executive Officer of the Company, and Betty B. Petty, Secretary of the Company, jointly own 5.5% of Brighton Partners. Gary J. Miller, Executive Vice President and a director of the Company, beneficially owns 3.3% of Brighton Partners. Other directors and executive officers of the Company own less than 3% of Brighton Partners, Inc.

Consulting Agreement with Albert Burstein, Ph.D.

The Company has also entered into a consulting agreement with Albert Burstein, Ph.D, a director of the Company. The agreement provides for the rendering of Dr. Burstein’s services with respect to many facets of the orthopaedic industry, including product design rationale, manufacturing and development techniques and product sales and marketing. During the year ended December 31, 2002, the Company paid Dr. Burstein $135,000 as compensation under the consulting agreement.

THE FOLLOWING PROPOSALS 2-8 TO AMEND THE ARTICLES OF INCORPORATION ARE SUMMARIES ONLY, AND ARE QUALIFIED IN THEIR ENTIRETY BY THE PROPOSED ARTICLES OF AMENDMENT INCLUDED IN APPENDIX D ATTACHED HERETO.

The proposed amendments to the Articles of Incorporation are permitted under Florida law. If they are approved by shareholders, they will become effective on the date on which appropriate Articles of Amendment are filed in the office of the Division of Corporations of the Department of State of the State of Florida (the “Division”). The Company presently intends to make this filing immediately following the 2003 Annual Meeting. Minor adjustments may be made to the language proposed if requested by the Division.

PROPOSAL TO APPROVE AMENDMENTS TO THE ARTICLES OF INCORPORATION TO PROVIDE A CLASSIFIED BOARD OF DIRECTORS
(Proposal No. 2)

This proposed amendment to add sections (a) and (b) to Article VI of the Articles of Incorporation will classify the Company’s Board of Directors into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.

The Board of Directors believes that this amendment would, if adopted, effectively reduce the possibility that a third party could effect a sudden or surprise change in majority control of the Board of Directors without the support of the incumbent Company directors. A number of corporations have classified boards.

The following description of the classified board assumes the election of each of the nominees for director set forth in Proposal 1.

The Company’s Bylaws now provide that all directors are to be elected to the Board of Directors annually for a term of one year. The Board of Directors, by amendment to the Company’s Bylaws, currently has set the number of directors at six (6) and by further amendment of the Company’s Bylaws, has set the number of directors at the time of the election of directors at the Annual Meeting to five (5). This Proposal provides that, immediately upon approval, the Company’s Board will be divided into three classes of directors, which shall be as nearly equal in number of directors as possible. Class I directors would serve for a term expiring at the Company’s 2004 annual meeting (the “2004 Annual Meeting”), Class II directors would serve for a term expiring at the Company’s 2005 annual meeting (the “2005 Annual Meeting”), and Class III directors would serve for a term ending at the Company’s 2006 annual meeting (the “2006 Annual Meeting”), and in each case until their respective successors are duly elected and qualified. Starting with the 2004 Annual Meeting, one class of directors will be elected by the Company’s shareholders each year for a three-year term.

Assuming that, pursuant to Proposal 1, each of the nominees for election to the Company’s Board of Directors is in fact elected, then upon the approval of this Proposal 2, the Company’s Board of Directors will automatically, without further action, be classified as set forth in the following table:

Class	Term	Names of Directors

Class I	Term Expires at the 2004 Annual Meeting	R. Wynn Kearney, Jr., M.D. Paul Metts, CPA
Class II	Term Expires at the 2005 Annual Meeting	William B. Locander, Ph.D.
Class III	Term Expires at the 2006 Annual Meeting	William Petty, M.D. Albert Burstein, Ph.D.

This proposal requires approval by the affirmative vote of a plurality of votes cast at the Annual Meeting. For information on considerations in support of or against Proposal 2, see “Considerations In Support Of And Against Proposals 2 And 3”.

The Board of Directors unanimously recommends a vote
“FOR” Proposal 2.

PROPOSAL TO APPROVE AMENDMENTS TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR PROVISIONS RELATED TO FILLING VACANCIES ON AND REMOVING DIRECTORS FROM THE BOARD OF DIRECTORS
(Proposal No. 3)

This proposed amendment to add sections (c) and (d) to Article VI of the Articles of Incorporation will: (a) provide that any vacancy on the Company’s Board of Directors shall be filled by the Board of Directors, acting by a vote of the directors then in office, though less than a quorum, or, if no directors remain, by 66-2/3% of the Voting Shares; and (b) provide that Company directors may be removed only for cause, and only upon the affirmative vote of at least 66-2/3% of the Voting Shares.

The Board of Directors believes that this amendment would, if adopted, effectively reduce the possibility that a third party could effect a sudden or surprise change in majority control of the Board of Directors without the support of the incumbent Company directors.

At the present time, the Company’s Bylaws provide that a vacancy on the Company’s Board of Directors may be filled by a majority of the remaining directors though less than a quorum and that the newly-elected director shall serve for the unexpired term of his predecessor. The proposed amendment to the Company’s Articles of Incorporation adds this provision to the Articles of Incorporates and provides further that, if no directors remain, this vacancy shall be filled by a vote of 66-2/3% of the Voting Shares, and that the newly-appointed directors shall serve until the election of directors at the next annual meeting of the Company’s shareholders even if the Class to which such director has been appointed has a remaining term of more than one year.

The Company’s existing Bylaws permit a director, or the entire Board of Directors to be removed, with or without cause, at any meeting of shareholders called expressly for this purpose by a vote of the holders of a majority of the Voting Shares. This amendment would add a requirement that a director may be removed only for cause, and would permit removal only upon the affirmative vote of at least 66-2/3% of all the Voting Shares at a meeting duly called and held upon not less than 30 days’ prior written notice. Even if a director were to be removed for cause, vacancies created by this removal would be filled by the directors and not shareholders, unless no directors remained.

This proposal requires approval by the affirmative vote of 66-2/3% of the Voting Shares.

The Board of Directors unanimously recommends a vote
“FOR” Proposal 3.

CONSIDERATIONS IN SUPPORT OF AND AGAINST PROPOSALS 2 AND 3

A classified Board of Directors would ensure that a majority of the Company’s directors, and likely more, at any one time have had at least one year’s experience as directors of the Company. The amendments providing for the classification of directors and adding the provisions concerning the filling of vacancies on and the removal of directors from the Board of Directors (collectively, the “Classified Board Provisions”) will have the effect of making it more time-consuming to change majority control of the Company’s Board of Directors. More than one shareholder meeting would be required to effect a change in the majority control of the Board of Directors, except in the event of vacancies resulting from removal for cause or other reasons (in which case the remaining directors would fill the vacancies so created). The longer time required to elect a majority of a classified board will also help to assure continuity and stability of the Company’s management and policies, since a majority of the directors at any given time will have prior experience as directors of the Company. The Company has not experienced problems with continuity in its Board or had any proxy contests relating to the election of directors.

The Classified Board Provisions may make it more difficult and time-consuming for a third party seeking control of the Company to change control of the Board of Directors, and thus may reduce the vulnerability of the Company to an unsolicited offer to acquire the Company, particularly an offer that does not contemplate the acquisition of all of the Company’s outstanding shares, and may reduce the possibility of a restructuring or sale of all or part of the Company that the Board of Directors determines is not in the shareholders’ best interests.

In the past, third parties have sometimes acquired substantial stock positions in public companies as a prelude to proposing a takeover or a restructuring or sale of all or part of the company or other similar extraordinary corporate action. These actions are often undertaken by the third party without negotiation with the board of directors of the target company. In many cases, the purchaser seeks representation on the company’s board of directors in order to increase the likelihood that his or her proposal will be implemented by the company. If the Board of Directors believes the efforts of the purchaser are not in the best interests of the company’s shareholders generally, the third party may seek control through a proxy contest to have itself or its nominees elected to the board in place of some directors or the entire board. In some cases, the purchaser may not truly be interested in acquiring the company, but uses the threat of a proxy fight and/or bid to acquire the company as a means of forcing the company to repurchase his equity position at a substantial premium over market price. This practice is often referred to as “greenmail”.

The Board of Directors believes that an imminent threat of a change in the Board of Directors may curtail its ability to negotiate effectively with these purchasers, and that, absent the protection afforded by a classified board, management would be deprived of the time and information necessary to properly evaluate the takeover proposal, to study alternative proposals and to help ensure that the price and terms of any transaction involving the Company are in the best interests of the Company’s shareholders generally.

The ratification, approval and implementation of the Classified Board Provisions in the Articles of Incorporation would make more difficult and would discourage (i) a proxy contest for control of the Board of Directors, (ii) the removal of the incumbent Board of Directors, or (iii) the termination of a shareholders rights plan or “poison pill” and, therefore, could have the effect of maintaining incumbent management and discouraging possible takeover attempts. At least two annual meetings would be needed to change a majority of the Board of Directors. The Classified Board Provisions also are designed in part to discourage accumulations of large blocks of the Company’s stock by purchasers whose objective is to have the stock repurchased by the Company at a premium price not realizable by other Company shareholders (i.e., “greenmail”). The Classified Board Provisions could tend to reduce the temporary fluctuation in the market price of the Company’s Common stock that can be caused by these accumulations. Accordingly, holders of the Company’s Common Stock could be deprived of some opportunities to sell their stock at a temporarily higher market price.

The Classified Board Provisions are expected to help ensure that the Board of Directors, if confronted by a surprise proposal from a third party who has recently acquired a block of the Company’s Common Stock, will have additional time to appropriately review the proposal and to consider appropriate alternatives that the Board of Directors deems to be in the best interest of the shareholders. In addition to promoting continuity and experience, the Classified Board Provisions will encourage persons seeking to acquire control of the Company, through a proxy contest or otherwise, to initiate discussions through arms-length negotiations with the Board of Directors. The Classified Board Provisions could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though the attempt might be beneficial to the Company’s shareholders or favored by a majority of the Company’s shareholders. Accordingly, holders of the Company Common Stock could be deprived of some opportunities to sell their stock at a temporarily higher market price.

PROPOSAL TO APPROVE AMENDMENTS TO THE ARTICLES OF INCORPORATION TO
ELIMINATE SHAREHOLDER ACTION BY WRITTEN CONSENT
(Proposal No. 4)

This proposed amendment to the Articles of Incorporation would add Section (a) of new Article XI to the Company’s Articles of Incorporation. Section (a) of new Article XI would prohibit the Company’s shareholders from acting by written consent in lieu of a meeting of shareholders, except as may be provided in a designation of the preferences, limitations and relative rights of a series of the Company’s preferred stock, or unless all of the shares of the Company’s common stock are held of record by a single shareholder.

The Florida Business Corporation Act (“FBCA”) and the Company’s Bylaws currently permit the Company’s shareholders to take any action that may be taken by shareholders at any annual or special meeting of shareholders without a meeting, provided this action is consented to in writing by shareholders having not less than the number of votes necessary to take the action at the meeting. This amendment would, if approved, provide that any action required or permitted to be taken by the shareholders of the Company must be effected at a duly called and held annual or special meeting of shareholders and may not be effected by any consent in writing by the Company’s shareholders unless all of the Company’s Common Stock is held of record by one shareholder and except as may be specified in the designation of the preferences, limitations and relative rights of any series of the Company’s preferred stock.

Since its initial public offering, the Company has never utilized or been requested to utilize a written consent action by its shareholders. The Board of Directors believes that the use of a written consent procedure in lieu of a meeting and vote available to all shareholders is inappropriate for a public corporation (as contrasted with a closely held corporation). The Board of Directors believes that the shareholders of a publicly owned corporation should have an opportunity to participate in determining any proposed action, and to express their views thereon at a meeting. Thus, this provision provides management and any nonconsenting holders of the Company’s Common Stock with the opportunity to review any proposed action to express their views and to take any necessary action deemed appropriate by them.

One effect of the provision may be to preclude a takeover bidder who acquires a majority of the outstanding shares of the Company’s Common Stock from proposing a merger, business combination, or other similar transaction or proposing the removal of directors, outside the process of holding a shareholder meeting. Because of the delay that may be involved in undertaking fundamental corporate changes requiring shareholder action, this provision may deter a future takeover attempt, or Business Combination, even if a substantial number of the Company’s shareholders favored that takeover attempt or other action. The provision could also result in incumbent directors retaining their positions until the next annual meeting at which their terms expire, even though holders of a majority of the Company’s Common Stock desire a change and could otherwise seek to remove directors through the written consent procedure.

This proposal requires approval by the affirmative vote of a plurality of votes cast at the Annual Meeting.

The Board of Directors unanimously recommends a vote
“FOR” Proposal 4.

PROPOSAL TO APPROVE AMENDMENTS TO THE ARTICLES OF INCORPORATION TO PROVIDE
FOR PROCEDURES REGARDING SHAREHOLDER NOMINATIONS AND PROPOSALS
(Proposal No. 5)

This proposed amendment to the Articles of Incorporation would add new Article XII to the Articles of Incorporation. This Proposal would prohibit shareholders from submitting a proposal to a vote of the shareholders or nominating directors without first complying with specified advance notice and disclosure requirements set forth in the Articles of Incorporation, except as may be provided in a designation of the preferences, limitations and relative rights of a series of the Company’s preferred stock. The Company’s existing Articles of Incorporation do not contain these provisions.

These provisions, if adopted, would establish an advance notice procedure for shareholder proposals to be voted on or for nominations by shareholders of candidates for election as directors at an annual meeting or a special meeting of shareholders. Subject to any other applicable requirements, including, without limitation, Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and except as may be provided in a designation of the preferences, limitations, and relative rights of a series of the Company’s preferred stock, only that business may be conducted at a meeting of shareholders as has been brought properly before the meeting by, or at the direction of, the Board of Directors, or by a shareholder who has given to the Secretary of the Company timely written notice, in proper form, of the shareholder’s intention to bring that business before the meeting. The chairman at this meeting has the authority to make these determinations. Only persons who are nominated by, or at the direction of, the Board of Directors, or who are nominated by a shareholder who has given timely written notice, in proper form, to the Secretary prior to a meeting at which directors are to be elected will be eligible for election as directors of the Company.

To be timely, notice of nominations or proposals for other business must be received by the Secretary of the Company (a) with respect to an annual meeting, not less than 90 nor more than 120 days prior to the anniversary of the last annual meeting of the Company’s shareholders (or, (i) if the date of the annual meeting is changed by more than 30 days from the anniversary date, no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was first made or (ii) if the number of directors is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the last annual meeting, no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was first made by the Company) and (b) with respect to a special meeting, not less than 60 days prior to the date the Company begins to print and mail its proxy materials.

In addition to the consent of each person to serve as a director, if elected, the notice of any nomination for election as a director must set forth the following information about each nominee:

•          the name, date of birth, business and residence address;

•          the principal occupation or employment during the past five years;

•          the number of shares of stock of the Company that are beneficially owned;

•          whether that person or persons are or have been during the past five years directors, officers or beneficial owners of 5% or more of any class of capital stock, partnership interests or other equity interest of any person and, if so, a description of that position or ownership;

•          any directorships or similar positions, and/or beneficial ownership of 5% or more of any class of capital stock, partnership interests or other equity interest held by that person or persons in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended;

•          whether, in the last five years, that person or persons are or have been convicted in a criminal proceeding or have been subject to a judgment, order, finding or decree of any federal, state or other government, regulatory or self-regulatory entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy; and

•          any other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act.

Notices of any other proposed business that the shareholder proposes to bring before the meeting must set forth a brief description of the business desired to be brought before the meeting, the reasons for conducting the business at the meeting and any material interest in the business of that shareholder and of the beneficial owner, if any, on whose behalf the proposal is made. The person submitting the notice of nomination, and the beneficial owner, if any, on whose behalf the nomination or proposal is made, must provide their names and addresses under which they appear on the Company’s books (if they so appear), and the class and number of shares of the Company capital stock that are beneficially owned by them.

The Board of Directors believes these proposed amendments to the Articles of Incorporation would provide for the more orderly conduct of shareholder meetings.

An important effect of these provisions may be to make it more difficult for shareholders to nominate directors or to introduce business for consideration at shareholder meetings. As a result, the amendments may preclude a takeover bidder from quickly proposing a Business Combination, or other similar transaction, or from removing and/or replacing directors in an effort to gain control of the Company. This potential delay may deter a future takeover attempt or Business Combination, even if a substantial number of these shareholders favored the takeover attempt or other action.

This proposal requires approval by the affirmative vote of a plurality of votes cast at the Annual Meeting.

The Board of Directors unanimously recommends a vote
“FOR” Proposal 5.

PROPOSAL TO APPROVE AMENDMENTS TO THE ARTICLES OF INCORPORATION TO PROVIDE
FOR HIGHER SHAREHOLDER THRESHOLDS TO CALL A SPECIAL MEETING
(Proposal No. 6)

This proposed amendment to the Articles of Incorporation would add Section (b) of new Article XI to the Articles of Incorporation. This proposal provides that the Company will be required to call a special meeting of shareholders to consider an issue or issues, at the request of shareholders, only if the holders of 25% or more of all the Voting Shares deliver to the Secretary of the Company signed and dated written demands, describing the purpose or purposes for which the shareholders seek a special meeting. Currently, as provided in the Company’s Bylaws, the holders of 10% of all the Voting Shares may require, upon written demand, that the Company hold a special meeting on the issue. The Board of Directors believes that the time and expense of special meetings of shareholders should be incurred only when there is a more substantial need, as evidenced by a request by 25% of the Voting Shares.

An effect of this amendment may be to make it more difficult for a smaller percentage of shareholders to submit proposals to a vote of the all the holders of the Company’s Common Stock other than at a regularly scheduled annual meeting. As a result, the amendment may preclude a takeover bidder from quickly proposing a merger, Business Combination, or other similar transaction, or from removing and/or replacing directors in an effort to gain control of the Company, other than by following the rules prescribed for submitting proposals for an annual meeting.

This proposal requires approval by the affirmative vote of a plurality of votes cast at the Annual Meeting.

The Board of Directors unanimously recommends a vote
“FOR” Proposal 6.

PROPOSAL TO APPROVE AMENDMENTS TO THE ARTICLES OF INCORPORATION TO PROVIDE
FOR A “FAIR PRICE” PROVISION
(Proposal No. 7)

General

This proposed amendment to the Articles of Incorporation would add new Article XIII to the Articles of Incorporation requiring that specified minimum price and procedural requirements, intended for the protection of the Company and its shareholders as a whole, be observed by any party which acquires 10% or more of the Company’s Common Stock and then seeks to accomplish a merger or other business combination or transaction which would eliminate or could significantly change the interests of the remaining shareholders (each an “Interested Shareholder Business Combination”), unless approved by a majority of the Board of Directors (the “Fair Price Amendment”). If these procedures are not complied with, or if the proposed Interested Shareholder Business Combination is not approved, when specified quorum requirements are met, by at least a majority of the members of the Board who are unaffiliated with the new controlling entity, the subsequent Business Combination must be approved by 66-2/3% of the Voting Shares that are not held by the new controlling entity. Adoption of the Fair Price Amendment may significantly affect a third party’s interest in acquiring a substantial or controlling position in shares of Common Stock of the Company, as well as enhance the ability of the Board of Directors to take action in light of this an acquisition by a third party.

The Board of Directors has observed that it has become relatively common in corporate takeover practice for a third party to pay cash to acquire a substantial or controlling equity interest in a corporation and then to acquire the remaining equity interest by paying the balance of the shareholders a price for their shares that is lower than the price paid to acquire control and/or is in a less desirable form of consideration, such as securities of the acquiring party that do not have an established trading market at the time of issue.

In these two-tier acquisitions, arbitrageurs and professional investors may be in a better position to take advantage of a more lucrative first-step acquisition than many long-term shareholders, who may have to accept a lower price in the second step. Changes in the federal securities laws have reduced, but not eliminated, advantages enjoyed by these arbitrageurs and professional investors. Moreover, in two-tier transactions, even shareholders who tender their shares in response to a higher first-step cash tender offer may not be assured that all of their shares will be accepted, as there are often proration provisions limiting the number of shares which the acquiring party is obliged to accept at the higher price. As a result, many shareholders may receive only the average price offered by the acquiring party for all of the shares of the Company. In many cases this average price might not be high enough to have caused a majority of a corporation’s shareholders to tender their shares if the acquiring party’s offer had been to purchase all of the corporation’s shares for that average price per share.

In addition, while federal securities laws and regulations applicable to business combinations govern the disclosure required to be made to shareholders in order to consummate such a transaction, they do not assure shareholders that the terms of the business combination will be fair from a financial standpoint or that minority shareholders effectively can prevent the consummation of a business combination that is opposed by its board of directors. Although the SEC rules require the pro rata acceptance of all shares tendered prior to the expiration of a tender offer, the SEC has recognized that this rule is not intended to deal with two-tier pricing.

The Board of Directors considers that these two-tier pricing tactics may be unfair to a corporation’s shareholders. By their very nature, these tactics tend (and are often designed) to cause concern on the part of shareholders that, if they do not act promptly, they risk either being relegated to the status of minority shareholders in a controlled corporation or being forced to accept a lower price for all of their shares. Thus, these tactics may pressure shareholders into selling as many of their shares as possible either to the acquiring party or in the open market without having the opportunity to make a considered investment choice between remaining a shareholder of the corporation or disposing of their shares. Moreover, their very actions in selling their shares might facilitate an acquiring party’s acquisition of a controlling interest, at which point an acquiring party may be able to force the exchange of the remaining shares in a business combination for a lower price.

The proposal is not being recommended in response to any specific effort of which the Company is aware to obtain control of or acquire the Company. The Board of Directors presently has no intention of soliciting a shareholder vote on any proposals, other than those contained in this proxy statement, which might impact on a possible takeover of the Company.

This proposed “Fair Price” amendment is designed to protect minority shareholders from a purchaser utilizing two-tier pricing and similar inequitable tactics in an attempt to take over the Company. The proposed amendment is not designed to prevent or discourage tender offers for the Company. The proposed amendment does not prevent a tender offer or other business combination in which all shareholders receive substantially the same price for their shares or which the Board of Directors has approved in the manner described herein. Except for the restrictions on specified business combinations, the proposed amendment will not prevent a holder of a controlling interest from exercising control over the Company or prevent a holder from increasing its share ownership interest.

Description of Proposed Article XV

66-2/3 Percent Vote Required for Specified Interested Shareholder Business Combinations. At present, specified mergers, consolidations, reclassifications of securities and sales of substantially all of the assets of the Company and the adoption of a plan of dissolution of the Company must be approved by the vote of the holders of a majority of the Voting Shares. Some other transactions, such as sales of less than substantially all of the assets of the Company, mergers involving a wholly-owned subsidiary of the Company, and recapitalizations not involving any amendments to the Articles of Incorporation, do not require shareholder approval. The proposed amendment would require the approval of the holders of 66-2/3% of the Voting Shares that are outstanding and not held by an Interested Shareholder (as defined below), voting as a single class, in addition to any class vote required by the Articles of Incorporation or By-Laws, as a condition of specified transactions with any holder of more than ten percent (10%) of the Voting Shares (an “Interested Shareholder”), except in cases in which either specified price criteria and procedural requirements are satisfied or the transaction is approved by a majority of the Continuing Directors (as defined below) when specified quorum requirements are met. In the event the price criteria and procedural requirements were met or the requisite approval of the Board of Directors were given with respect to a particular Business Combination, the normal requirements of Florida law would apply, or, for some transactions, as noted above, no shareholder vote would be necessary. Thus, depending upon the circumstances, the proposed amendment could require a 66-2/3% shareholder vote for an Interested Shareholder Business Combination in cases in which either a majority vote or no vote is presently required under Florida law and the Articles of Incorporation.

An “Interested Shareholder” is defined in the Fair Price Amendment to include any person who is (1) the beneficial owner of more than ten percent (10%) of the voting power of the Voting Shares, or (2) an Affiliate or Associate of an Interested Shareholder. The term “beneficial owner” includes persons directly and indirectly owning or having the right to acquire or vote the stock. The term “Interested Shareholder” excludes, however, (i) the Company and its subsidiaries, (ii) employee benefit plans of the Company and the trustees of those plans, or (iii) any person who on the date of the Annual Meeting was the beneficial owner of more than ten percent (10%) of the Common Stock of the Company.

An Interested Shareholder Business Combination includes the following transactions: (a) a merger or consolidation of the Company or any subsidiary with an Interested Shareholder; (b) the sale or other disposition by the Company or a subsidiary of assets having a value of (i) 5% or more of the fair market value of the total assets, (ii) 5% or more of the fair market value of the outstanding shares of the Company’s capital stock or (iii) 5% or more of the earning power or net income of the Company or a subsidiary of the Company if an Interested Shareholder is a party to the transaction; (c) the issuance by the Company or a subsidiary of any shares of the Company or any subsidiary which have an fair market value equal to 5% or more of the fair market value of all the outstanding shares of the Company to the interested shareholder (except through the exercise of warrants or rights to purchase stock or a dividend or distribution made pro rata to all shareholders of the Company), (d) the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of an Interested Shareholder; or (e) any reclassification of securities, recapitalization, merger with a subsidiary or other transaction which has the effect, directly or indirectly, of increasing an Interested Shareholder’s proportionate share of the outstanding stock of any class of the Company or a subsidiary.

A “Continuing Director” is any member of the Board of Directors who is not affiliated with an Interested Shareholder and who was a director of the Company prior to the time the Interested Shareholder became an Interested Shareholder, or who was approved by a majority of the Continuing Directors.

Exceptions to Higher Vote Requirements. The 66-2/3% affirmative shareholder vote would not be required if either (1) the transaction has been approved by a majority of the Continuing Directors or (2) all of the minimum price criteria and procedural requirements described in paragraphs (a) and (b) below are satisfied.

(a)       Minimum Price Criteria. The fair market value per share of the consideration to be received by the shareholders in the Interested Shareholder Business Combination would be required to be at least equal in value to the higher of (i) the highest per share price paid by the Interested Shareholder in acquiring any shares of the Company’s stock of the same class and series during the two years prior to the first public announcement of the proposed Interested Shareholder Business Combination (the “Announcement Date”) or in the transaction in which it became an Interested Shareholder (whichever its higher) or (ii) the fair market value per share on the Announcement Date or on the date on which the Interested Stockholder became an Interested Shareholder (the “Determination Date”) (whichever is higher).

In the case of payments to holders of any class or series of capital stock other than Common Stock, the fair market value per share of the payments would be required to be at least equal to the higher of (a) the highest per share price determined with respect to the class or series of capital stock in the manner as described in clauses (i) and (ii) of the preceding paragraph or (b) the highest preferential amount per share to which the holders of the class or series of this capital stock are entitled in the event of a voluntary or involuntary liquidation of the Company.

It should be noted that, under the Fair Price Amendment, the Interested Shareholder would be required to meet the minimum price criteria with respect to each class and series of capital stock (including Common Stock), whether or not the Interested Shareholder owned shares of that class and series prior to proposing the capital stock (including Common Stock) Business Combination.

(b)      Procedural Requirements. Under the Fair Price Amendment, in connection with a Business Combination, in order to avoid the 66-2/3% shareholder vote requirement, an Interested Shareholder would be required to comply with the procedural requirements described below, as well as the minimum price criteria described above.

The Company, after the Interested Shareholder becomes an Interested Shareholder, must not have (1) failed to pay at the regular date therefore any dividends payable in accordance with the terms of any outstanding capital stock; (2) failed to increase the annual rate of dividends as necessary to reflect any reclassification, recapitalization or similar transaction that has the effect of reducing the number of outstanding shares of Common Stock; or (3) reduced the rate of dividends paid on its Common Stock; unless, in any such case, the failure or reduction was approved by a majority of the Continuing Directors. Further, the Interested Shareholder must not have made any major change in the Company’s business or equity capital structure without approval from the majority of Continuing Directors. These provisions are designed to prevent an Interested Shareholder from attempting to depress the market price of the Voting Shares prior to proposing an Interested Shareholder Business Combination, thereby reducing the consideration required to be paid pursuant to the minimum price provisions of the Fair Price Amendment. The Interested Shareholder must not have acquired any additional Voting Shares, directly from the Company or otherwise, in any transaction subsequent to the transaction pursuant to which it became an Interested Shareholder. This provision is intended to prevent an Interested Shareholder from purchasing additional Voting Shares at prices that are lower than those set by the minimum price criteria of the Fair Price Amendment.

The Interested Shareholder must not have received, at any time after it became an Interested Shareholder, the benefit of any loans or other financial assistance or tax advantages provided by the Company (other than proportionately as a shareholder). This provision is intended to deter an Interested Shareholder from self-dealing or otherwise taking advantage of its equity position by using the Company’s resources to finance the proposed Interested Shareholder Business Combination or otherwise for its own purposes in a manner not proportionately available to all shareholders.

A proxy or information statement disclosing the terms and conditions of any proposed Interested Shareholder Business Combination and complying with the requirements of the proxy rules promulgated under the Exchange Act would be required to be mailed to all shareholders of the Company at least thirty days prior to the consummation of an Interested Shareholder Business Combination. This provision is intended to ensure that shareholders are fully informed of the terms and conditions of the proposed Interested Shareholder Business Combination even if the Interested Shareholder were not otherwise legally required to disclose this information.

Existing Florida State Law Protections

The Company is incorporated in the State of Florida and is subject to Florida’s Affiliated Transactions statute, FBCA § 607.0901 (the “Affiliated Transaction Statute”). The Affiliated Transaction Statute is an anti-takeover statute which is similar to the proposed Fair Price Amendment and is designed to afford shareholders similar protections as the proposed Fair Price Amendment. The Affiliated Transaction Statute has the effect of prohibiting the Company from engaging in any “affiliated transaction” with an “interested shareholder” (defined to include any person who is the beneficial owner of 10% or more of the Company’s outstanding voting securities or is an affiliate or associate of the Interested Shareholder) for five years after the date of the transaction in which the person became an “interested shareholder,” unless the “affiliated transaction” was approved by the board of directors prior to that date. Until the five-year waiting period has elapsed (and even then only to the extent the interested shareholder has acquired at least 80% of the Company’s outstanding Voting Shares), an “affiliated transaction” between the Company and an “interested shareholder” will be prohibited unless the “affiliated transaction” is approved by the holders of two-thirds of the voting stock not beneficially owned by the “interested shareholder,” or unless the price per share to be received by shareholders in the “affiliated transaction” exceeds a specified minimum price which is designed to insure that all shareholders (other than “interested shareholders”) receive at least the highest price paid by the “interested shareholders.”

The Affiliated Transaction Statute defines “affiliated transaction” to include, among other events, a merger or consolidation between the Company and the interested shareholder or any affiliate or associate thereof; any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with the interested shareholder or any affiliate or associate thereof which exceeds 5% of the aggregate market value of the Company’s total assets, outstanding stock, or income; the issuance or transfer to the interested shareholder or any affiliate or associate thereof of any stock of the Company having an aggregate market value equal to or greater than five percent of the Company’s outstanding stock; the adoption of any plan or proposal for the dissolution of the Company proposed by or pursuant to any arrangement or understanding with the interested shareholder or any affiliate or associate thereof; any reclassification of securities or recapitalization of the Company or any other transaction with the interested shareholder or any affiliate or associate thereof which has the effect of increasing by more than five percent the percentage of the outstanding Voting Shares beneficially owned by the interested shareholder; and the receipt by the interested shareholder of any loans or other financial assistance from the Company.

Although the Board of Directors is not aware of any legal challenge to the constitutionality of the Affiliated Transaction Statute or any movement by the state legislature to amend or repeal it, in the event that the Affiliated Transaction Statute were to be invalidated by the courts or repealed by the state legislature, failure to adopt the Fair Price Amendment would leave shareholders without protection against unfair treatment in a business combination using two-tier pricing. The Board of Directors recommends the adoption of the Fair Price Amendment notwithstanding the Affiliated Transaction Statute.

Considerations in Support of the Proposed Amendment

As discussed above, a number of companies have been the subject of tender offers for, or other acquisitions of, more than 10 percent but less than 80 percent of their outstanding stock. In many cases, these purchases have been followed by business combinations in which the tender offeror or other purchaser has paid a lower price for the remaining outstanding shares than the price it paid in acquiring its original interest in the Company and has paid in a less desirable form of consideration. Although federal securities laws and regulations applicable to business combinations require that disclosure be made to shareholders of the terms of such a transaction, these laws DO NOT assure shareholders that the financial terms of the business combination will be fair to them or that they can effectively prevent its consummation. Moreover, the statutory right of the remaining shareholders of a the Company to dissent in connection with specified Business Combinations and receive the “fair value” of their shares in cash may involve significant expense to dissenting shareholders, may not recognize or take into account elements of value deemed important by some shareholders, and may not, in some cases, be available at all.

The proposed amendment is intended to alleviate partially these shortcomings in federal and state laws and to prevent some of the potential inequities of some business combinations which involve two or more steps by requiring that in order to complete an Interested Shareholder Business Combination which is not approved by a majority of the Continuing Directors when specified quorum requirements are met, an Interested Shareholder must either acquire (or assure itself of obtaining the affirmative votes of) at least 66-2/3% of the Voting Shares prior to the Business Combination, or be prepared to meet the minimum price and procedural requirements of the proposed amendment. The proposed amendment is also designed to protect those shareholders who have not tendered or otherwise sold their shares to an Interested Shareholder who is attempting to acquire control by assuring that at least the same price is paid to those shareholders as in the initial step of the acquisition. In the absence of the amendment, an Interested Shareholder who acquired control of the Company could subsequently, by virtue of that control, force minority shareholders to sell or exchange their shares at a price which would not reflect any premium the Interested Shareholder may have paid in order to acquire its controlling interest but would instead effectively be set by the Interested Shareholder. Such a price might very well be lower than the price paid in acquiring control.

In many situations the minimum price and procedural provisions of the amendment would require that an Interested Shareholder pay shareholders a higher price for their shares and/or structure the transaction differently than would be the case without the amendment. Accordingly, the Board of Directors believes that to the extent an Interested Shareholder Business Combination were involved as part of a plan to acquire control of the Company, adoption of the proposed amendment would increase the likelihood that an Interested Shareholder would negotiate directly with the Company and that shareholders would receive a higher price for their shares.

The proposed amendment may tend to discourage purchasers whose objective is to seek control of the Company at a relatively cheap price. Acquiring the remaining equity interest would not be assured unless the minimum fair price and procedural requirements were satisfied or a majority of the Continuing Directors or 66-2/3% of the shareholders were to approve the transaction. The proposed amendment could also discourage the accumulation of large blocks of the Company’s stock, which the Board of Directors believes to be disruptive to the stability of the Company’s vitally important relationships with its employees, customers and major lenders, and which can sometimes precipitate a change of control of the Company on terms unfavorable to the Company’s other shareholders.

It should be noted that while the proposed amendment is designed to help assure fair treatment of all shareholders in the event of a takeover, the minimum price criteria of the proposed amendment do not assure that shareholders will receive a premium price for their shares in a takeover. Accordingly, the Board of Directors is of the view that the adoption of the proposed amendment would not preclude the Board of Director’s opposition to any future takeover proposal which it believes not to be in the best interests of the Company and its shareholders, whether or not such a proposal purports to satisfy the minimum price criteria and procedural requirements of the proposed amendment.

Considerations Against the Proposed Amendment

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company’s stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. The proposed amendment may discourage these purchases, particularly those of less than all the Company’s shares, and may thereby deprive holders of the Company’s stock of an opportunity to sell their stock at a temporarily higher price. Because of the potentially higher percentage requirements for shareholder approval of any subsequent Interested Shareholder Business Combination and the possibility of having to pay a higher price to other shareholders in such an Interested Shareholder Business Combination, it may become more costly for a purchaser to acquire control of the Company. The proposed amendment may therefore decrease the likelihood that a tender offer will be made and, as a result, may adversely affect those shareholders who would desire to participate in a tender offer. A potential purchaser of stock seeking to obtain control may also be discouraged from purchasing stock because a 66-2/3% Shareholder vote would be required in order to change or eliminate these provisions (a higher vote would be required if Proposal 8 is approved). In some cases, the proposed amendment’s minimum price provisions, while providing objective pricing criteria, could be arbitrary and not indicative of value. In addition, an Interested Shareholder may be unable, as a practical matter, to comply with all of the procedural requirements of the proposed amendment. In these circumstances, unless a potential purchaser were willing to purchase 66-2/3% of the Voting Shares as the first step in an Interested Shareholder Business Combination, it would be forced either to offer terms acceptable to the Board or to abandon the proposed Business Combination.

Another effect of adoption of the proposed amendment would be to give veto power to the holders of a minority of the Voting Shares with respect to an Interested Shareholder Business Combination which is opposed by the Board of Directors but which a majority of shareholders may believe to be desirable and beneficial. In addition, since, in the absence of compliance with the minimum price and procedural requirements, only the Continuing Directors would have the authority to eliminate the 66-2/3% shareholder vote under proposed Article XIV, the proposed amendment may tend to insulate current management against the possibility of removal in the event of a takeover bid.

This proposal requires approval by the affirmative vote of a plurality of votes cast at the Annual Meeting.

The Board of Directors unanimously recommends a vote
“FOR” proposal 7.

PROPOSAL TO APPROVE AMENDMENTS TO THE ARTICLES OF INCORPORATION
TO PROVIDE FOR SUPERMAJORITY VOTING REQUIREMENTS
TO AMEND PROPOSED AMENDMENTS
(Proposal No. 8)

Assuming that the foregoing amendments are approved and adopted, it is appropriate to change the manner in which the Articles of Incorporation may be further amended. Current Article IX of the Articles of Incorporation provides for amendment in the manner provided by law which provides for amendment upon the affirmative vote of a plurality of the votes cast, except as to an amendment to the Articles of Incorporation that adds, changes or deletes a greater or lesser voting requirement which may be adopted only by the same vote required to take action under the adopted voting requirement. This Proposal would amend Article IX to provide for amendment of, and reserve to the Company the right to amend, Articles VI, IX, XI, XII and XIII upon the affirmative vote of the holders of 66-2/3% of the Voting Shares. Setting a higher threshold for amendment of the newly adopted provisions will ensure continuity and not subject the Company to the instability of having its corporate governance regularly altered.

This proposal requires approval by the affirmative vote of 66-2/3% of all the Voting Shares.

The Board of Directors unanimously recommends a vote
“FOR” Proposal 8.

PROPOSAL TO APPROVE AMENDMENTS TO THE BYLAWS TO PROVIDE FOR SUPERMAJORITY
VOTING BY THE BOARD OF DIRECTORS REGARDING THE NUMBER OF DIRECTORS
CONSTITUTING THE BOARD
(Proposal No. 9)

This proposed amendment to the Company’s Bylaws would revise Article III, Section 2 and Article XIII of the Company’s Bylaws to provide that the number of directors shall be five and that the number may be increased or decreased only by amendment to the Bylaws adopted by a 66-2/3% vote by the Board of Directors and that repeal or amendment of Article III, Section 2 other than the provisions setting the number of directors or allowing the directors to increase or decrease the number of directors may be accomplished only by the affirmative vote of 66-2/3% of the Voting Shares. Currently, Article III, Section 2 provides that the Company has seven directors which number may be increased or decreased only by amendment to the Bylaws duly adopted by a majority of the directors. Furthermore, Article XIII of the Bylaws provides that this section may be repealed or amended only by the vote of a majority of the shareholders. This amendment would continue the authority of the Board of Directors to set the number of directors, generally, and would qualify the Board’s authority to establish, by amendment of the Bylaws, the number of directors by including a supermajority voting provision. New Article III, Section 2 provides that the number of directors may be increased or decreased only by amendment to the Bylaws duly adopted by the affirmative vote of 66-2/3% of the Board of Directors. In addition, new Article XIII provides that Article III, Section 2 may be repealed or amended only by the affirmative vote of 66-2/3% of the Voting Shares. The Board of Directors believes that these provisions will make administration of the number and composition of the Board consistent with the other proposed provisions in the Articles of Incorporation.

By requiring a two-thirds vote of the Board (or shareholders to amend this requirement) this provision may make it more difficult for a third party to change the Board of Directors by electing additional directors. While the Board believes that these are useful provisions to prevent a third party from seeking to evade the other provisions of the Articles of Incorporation described herein, it may make it more difficult to add additional directors or take other actions that Company shareholders may find desirable, and could have an effect of supporting the continuation of existing management.

The above description of Proposal 9 is a summary only and is qualified in its entirety by the proposed amendment to the Bylaws included in Appendix E attached hereto.

This proposal requires approval by the affirmative vote of 66-2/3% of all the Voting Shares.

The Board of Directors unanimously recommends a vote
“FOR” Proposal 9.

PROPOSAL TO APPROVE AND RATIFY THE
2003 EXECUTIVE INCENTIVE COMPENSATION PLAN
(Proposal No. 10)

Background and Purpose. In February 2003, the Board of Directors adopted the Exactech, Inc. 2003 Executive Incentive Compensation Plan (the “2003 Plan”) and recommended that it be submitted to the Company’s shareholders for their approval at the Annual Meeting. The terms of the 2003 Plan provide for grants of stock options, stock appreciation rights (“SARs”), restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property (collectively, “Awards”). The 2003 Plan is intended to supersede the Company’s Employee Stock Option and Incentive Plan and the Company’s Director’s Stock Option Plan (collectively, the “Preexisting Plan”). The effective date of the 2003 Plan is February 19, 2003 (the “Effective Date”). No Awards have been made under the 2003 Plan as of the date of this Proxy Statement, and no Awards will be granted under the 2003 Plan unless the 2003 Plan is approved by the Company’s shareholders at the Annual Meeting.

Shareholder approval of the Plan is required (i) for purposes of compliance with specified exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which are further described below, (ii) in order for the 2003 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Exchange Act, and (iii) by the rules of the Nasdaq National Market.

Although some types of Awards authorized under the 2003 Plan are similar to those under the Preexisting Plan, the Board determined to adopt an entirely new plan in order to respond to a number of changes and proposed changes relating to regulations under Section 162(m) of the Code, to broaden the types of performance goals that may be set and the types of Awards that may be granted by the Committee (as defined below) and otherwise to add flexibility to annual incentive awards and other performance-based awards intended to qualify for corporate tax deductions under Section 162(m), to increase the number of shares of Common Stock that may be subject to Awards, and to otherwise adopt provisions intended to enable the Committee to better promote the goals of the Company’s compensation policies and programs, as discussed above. See “Executive Compensation and Other Information-Compensation Committee Report on Executive Compensation.”

The following is a summary of specified principal features of the 2003 Plan. This summary is qualified in its entirety by reference to the complete text of the 2003 Plan, which is attached to this Proxy Statement as Appendix A. Shareholders are urged to read the actual text of the 2003 Plan in its entirety.

Shares Available for Awards; Annual Per-Person Limitations. Under the 2003 Plan, the total number of shares of Common Stock that may be subject to the granting of Awards under the 2003 Plan at any time during the term of the Plan shall be equal to 1,000,000 shares, plus (i) the number of shares with respect to which Awards previously granted under the Preexisting Plan terminate without being exercised , (ii) the number of shares that remain available for future issuance under the Preexisting Plan, and (iii) the number of shares that are surrendered in payment of any Awards or any tax withholding requirements.

The 2003 Plan limits the number of shares which may be issued pursuant to incentive stock options to 1,000,000 shares.

In addition, the 2003 Plan imposes individual limitations on the amount of some Awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of Common Stock, deferred shares of Common Stock, shares as a bonus or in lieu of other Company obligations, and other stock-based Awards granted to any one participant may not exceed 250,000 for all types of these Awards, subject to adjustment in specified circumstances. The maximum amount that may be paid out as an annual incentive Award or other cash Award in any fiscal year to any one participant is $1,000,000, and the maximum amount that may be earned as a performance Award or other cash Award in respect of a performance period by any one participant is $5,000,000.

The Committee (as defined below) is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility. The persons eligible to receive Awards under the 2003 Plan are the officers, directors, employees and independent contractors of the Company and its subsidiaries. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 2003 Plan. As of the Record Date, approximately 400 persons were eligible to participate in the 2003 Plan.

Administration. The 2003 Plan is to be administered by a committee designated by the Board of Directors consisting of not less than three directors (the ‘‘Committee’’), each member of which must be a “non-employee director” as defined under Rule 16b-3 under the Exchange Act and an “outside director” for purposes of Section 162(m) of the Code. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, or Section 162(m) of the Code, the Board of Directors may exercise any power or authority granted to the Committee. The Compensation Committee of the Board has been appointed as the Committee for the 2003 Plan. Subject to the terms of the 2003 Plan, the Committee or the Board of Directors is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 2003 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2003 Plan.

Stock Options and SARs. The Committee or the Board of Directors is authorized to grant stock options, including both incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise (or defined “change in control price” following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but in the case of an ISO must not be less than the fair market value of a share of Common Stock on the date of grant. For purposes of the 2003 Plan, the term “fair market value” means the fair market value of Common Stock, Awards or other property as determined by the Committee or the Board of Directors or under procedures established by the Committee or the Board of Directors. Unless otherwise determined by the Committee or the Board of Directors, the fair market value of Common Stock as of any given date shall be the closing sales price per share of Common Stock as reported on the principal stock exchange or market on which Common Stock is traded on the date as of which the value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee or the Board, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least 6 months, outstanding Awards or other property having a fair market value equal to the exercise price, as the Committee or the Board of Directors may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee or the Board of Directors. SARs granted under the 2003 Plan may include “limited SARs” exercisable for a stated period of time following a change in control of the Company, as discussed below.

Restricted and Deferred Stock. The Committee or the Board of Directors is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of specified terminations of employment, prior to the end of a restricted period specified by the Committee or the Board of Directors. A participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Committee or the Board of Directors. An Award of deferred stock confers upon a participant the right to receive shares of Common Stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of specified terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents. The Committee or the Board of Directors is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, Awards or otherwise as specified by the Committee or the Board of Directors.

Bonus Stock and Awards in Lieu of Cash Obligations. The Committee or the Board of Directors is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other Awards in lieu of Company obligations to pay cash under the 2003 Plan or other plans or compensatory arrangements, subject to those terms that the Committee or the Board of Directors may specify.

Other Stock-Based Awards. The Committee or the Board of Directors is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. These Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board of Directors, and Awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board of Directors determines the terms and conditions of these Awards.

Performance Awards, Including Annual Incentive Awards. The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to those performance conditions (including subjective individual goals) that may be specified by the Committee or the Board of Directors. In addition, the 2003 Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of Common Stock or other Awards upon achievement of specified preestablished performance goals and subjective individual goals during a specified fiscal year. Performance Awards and annual incentive Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify these Awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance Award or annual incentive Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

Subject to the requirements of the 2003 Plan, the Committee or the Board of Directors will determine performance Award and annual incentive Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of these levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance Awards, the Committee or the Board of Directors may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of specified business criteria described in the 2003 Plan (including, for example, total stockholder return, net income, revenue, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a fiscal year or performance period, the Committee or the Board of Directors will determine who will potentially receive annual incentive or performance Awards for that fiscal year or performance period, either out of the pool or otherwise.

After the end of each fiscal year or performance period, the Committee or the Board of Directors will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance Awards payable to each participant in the pools and (ii) the amount of any other potential annual incentive or performance Awards payable to participants in the 2003 Plan. The Committee or the Board of Directors may, in its discretion, determine that the amount payable as an annual incentive or performance Award will be reduced from the amount of any potential Award.

Other Terms of Awards. Awards may be settled in the form of cash, shares of Common Stock, other Awards or other property, in the discretion of the Committee or the Board of Directors. The Committee or the Board of Directors may require or permit participants to defer the settlement of all or part of an Award in accordance with those terms and conditions that the Committee or the Board of Directors may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee or the Board of Directors is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2003 Plan. The Committee or the Board of Directors may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2003 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee or the Board of Directors may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the 2003 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee or the Board of Directors may, however, grant Awards in exchange for other Awards under the 2003 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with these other Awards, rights or other awards.

Acceleration of Vesting; Change in Control. The Committee or the Board of Directors may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and this accelerated exercisability, lapse, expiration and if so provided in the Award agreement, vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2003 Plan (including the cash settlement of SARs and “limited SARs” which may be exercisable in the event of a change in control). In addition, the Committee or the Board of Directors may provide in an Award agreement that the performance goals relating to any performance based Award will be deemed to have been met upon the occurrence of any “change in control.” Upon the occurrence of a change in control, if so provided in the Award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined “change in control price,” which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. For purposes of the 2003 Plan, the term “change in control” generally means (a) approval by shareholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were shareholders immediately prior to this reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then outstanding, voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), or (b) a change in the composition of the Board of Directors where the persons constituting the Board of Directors on the date the Award is granted (the “Incumbent Board”), and subsequent directors approved by the Incumbent Board (or approved by these subsequent directors), cease to constitute at least a majority of the Board of Directors, or (c) the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than 50% of either the then outstanding shares of the Company’s Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (1) the Company or its subsidiaries, (2) any person, entity or “group” that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its subsidiaries.

Amendment and Termination. The Board of Directors may amend, alter, suspend, discontinue or terminate the 2003 Plan or the Committee’s authority to grant Awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if this approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2003 Plan which might increase the cost of the 2003 Plan or alter the eligibility of persons to receive Awards. Stockholder approval will not be deemed to be required under laws or regulations, (e.g., those relating to ISOs) that condition favorable treatment of participants on this approval, although the Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems this approval advisable. Unless earlier terminated by the Board of Directors, the 2003 Plan will terminate at the time no shares of Common Stock remain available for issuance under the 2003 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 2003 Plan.

Securities Act Registration. The Company intends to register the shares of Common Stock available for Awards under the 2003 Plan pursuant to a Registration Statement on Form S-8 filed with the SEC.

Federal Income Tax Consequences of Awards. The 2003 Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code of 1986, as amended, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the 2003 Plan, an Optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of Stock acquired on exercise of the Option over the exercise price. If the Optionee is an employee of the Company, that income will be subject to the withholding of Federal income tax. The Optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.

If an Optionee pays for shares of stock on exercise of an Option by delivering shares of the Company’s Stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee’s tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The Optionee’s tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options. The 2003 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code. Under the Code, an Optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the Optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an Optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a “Disqualifying Disposition”), the Optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the Optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An Optionee who exercises an incentive stock option by delivering shares of Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the Optionee’s alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the Optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2003 Plan (e.g., if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within thirty (30) days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for the shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2003 Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights. The Company may grant SARs separate from any other Award (“Stand-Alone SARs”) or in tandem with Options (“Tandem SARs”) under the 2003 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of Stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Stock on the day it is received over any amounts paid by the recipient for the Stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of Stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of Stock over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents. Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code

Section 162 Limitations. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that Options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with these Options, will qualify as “performance-based compensation,” so that these Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that Options under the 2003 Plan will qualify as “performance-based compensation” that is fully deductible by the Company under Section 162(m).

Importance of Consulting Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Award or the disposition of Stock acquired as a result of an Award.

New Plan Benefits. No Awards have been granted under the 2003 Plan through the date of this Proxy Statement. The table sets forth, as of December 31, 2002, the assumed amount and dollar value of Awards that would have been received by the Named Officers and by specified other groups of individuals during fiscal 2002 if the 2003 Plan had then been in effect. The assumed amounts are based upon the awards actually granted during fiscal 2002 under the Preexisting Plan, which plan is to be replaced with the 2003 Plan. See “Executive Compensation and Other Information.”

		Stock Options(1)

Name and Position	Performance Bonus	Number of Options Granted	Value of Options Granted

Joel C. Phillips, CPA, Chief Financial Officer	—	60,000	$130,200

All current executive officers as a group (5 persons)	—	60,000	$130,200

All current directors who are not executive officers (3 persons)	—	—	—

All employees, other than executive officers (15 persons)	—	51,000	($ 3,055)

______________

   (1)    Represents options granted in fiscal 2002 under the Company’s Preexisting Plan, adjusted to reflect the Stock Split. No other Named Executive Officer received grants of options in fiscal 2002. For purposes of this table, the value of each option was deemed to be the amount, if any, by which the closing market price of a share of Common Stock on December 31, 2002, adjusted to reflect the Stock Split ($9.72) exceeds the option’s exercise price. The value is determined without regard to whether the option is currently exercisable or not. All options are incentive stock options with exercise prices ranging from $7.55 to $11.30 per share (the market price on the date of grant, adjusted to reflect the Stock Split), become exercisable at the rate of 20% on each of the first five anniversaries of the date of grant, and have a term of 10 years.

The Company believes that Awards granted under the 2003 Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive Awards or the nature and terms of those Awards.

This proposal requires approval by the affirmative vote of a majority of votes cast at the Annual Meeting.

The Board of Directors unanimously recommends a vote
“FOR” Proposal 10.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors of the Company has recommended the firm of Deloitte & Touche LLP as the independent auditors of the Company for the current fiscal year. Although the appointment of Deloitte & Touche LLP as the independent auditor of the Company does not require ratification by the Company’s shareholders, the Board of Directors considers it appropriate to obtain such ratification. Accordingly, the vote of the Company’s shareholders on this matter is advisory in nature and has no effect upon the Board of Directors’ appointment of an independent auditor, and the Board of Directors may change the Company’s auditor at any time without the approval or consent of the shareholders. The Board proposes and unanimously recommends that the shareholders ratify the selection of Deloitte & Touche LLP.

If the shareholders do not ratify the selection of Deloitte & Touche LLP by the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting, the selection of another independent auditor will be considered by the Board of Directors.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate questions.

AUDIT FEES

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements in the Company’s quarterly reports on Form 10-Q for that fiscal year were $76,757, as compared to $72,550 for the fiscal year ended December 31, 2001.

AUDIT RELATED FEES

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered in connection with the review and discussion of accounting treatment related to certain distribution agreements for the fiscal year ended December 31, 2002 were $4,300. There were no audit related services rendered by Deloitte & Touche LLP to the Company for the fiscal year ended December 31, 2001.

TAX FEES

The aggregate fees billed by Deloitte & Touche LLP for professional tax services rendered for the year ended December 31, 2002 were $4,500 as compared to $3,825 for the fiscal year ended December 31, 2001.

ALL OTHER FEES

There were no other services rendered by Deloitte & Touche LLP to the Company during each of the fiscal years ended December 31, 2002 and 2001.

The Audit Committee of the Company has considered whether the provision of the above-described services is compatible with maintaining Deloitte & Touche LLP’s independence and believes the provision of such services is not incompatible with maintaining such independence.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the Company’s 2004 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by December 3, 2003 for inclusion in the Company’s proxy statement and form of proxy relating to such meeting. Any Shareholder wishing to propose a nominee for membership on the Company’s Board of Directors should submit a recommendation in writing in accordance with the foregoing, for consideration by the Nominating and Corporate Governance Committee, indicating the nominee’s qualifications and other biographical information and providing confirmation of the nominee’s consent to serve as a director.

A shareholder of the Company may wish to have a proposal presented at the 2004 Annual Meeting of Stockholders, but not to have such proposal included in the Company’s proxy statement and form of proxy relating to that meeting. Assuming Proposal 5 is approved by the Company’s Shareholders, if notice of any such proposal is submitted in writing and received by the Company at the address appearing on the first page of this Proxy Statement earlier than January 2, 2004 or later than February 1, 2004, then such proposal shall be deemed “untimely” for purposes of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934 and, therefore, the persons appointed by the Company’s Board of Directors as its proxies will have the right to exercise discretionary voting authority with respect to such proposal. If Proposal 5 is not approved by the Company’s Shareholders, the proposal shall be deemed “untimely” if notice of such proposal is not submitted by February 16, 2004.

By Order of The Board of Directors

BETTY PETTY Secretary

Gainesville, Florida
April 2, 2003

APPENDIX A

EXACTECH, INC.

2003 EXECUTIVE INCENTIVE COMPENSATION PLAN

EXACTECH, INC.

2003 EXECUTIVE INCENTIVE COMPENSATION PLAN

1.	Purpose	1
2.	Definitions	1
3.	Administration	5
	(a) Authority of the Committee	5
	(b) Manner of Exercise of Committee Authority	5
	(c) Limitation of Liability	6
4. Stock Subject to Plan		6
	(a) Limitation on Overall Number of Shares Subject to Awards	6
	(b) Application of Limitations	6
5. Eligibility; Per-Person Award Limitations		6
6. Specific Terms of Awards		7
	(a) General	7
	(b) Options	7
	(c) Stock Appreciation Rights	8
	(d) Restricted Stock	9
	(e) Deferred Stock	10
	(f) Bonus Stock and Awards in Lieu of Obligations	11
	(g) Dividend Equivalents	11
	(h) Other Stock-Based Awards	11
7. Certain Provisions Applicable to Awards		12
	(a) Stand-Alone, Additional, Tandem, and Substitute Awards	12
	(b) Term of Awards	12
	(c) Form and Timing of Payment Under Awards; Deferrals	12
	(d) Exemptions from Section 16(b) Liability	13
8. Performance and Annual Incentive Awards		13
	(a) Performance Conditions	13
	(b) Performance Awards Granted to Designated Covered Employees	13
	(c) Annual Incentive Awards Granted to Designated Covered Employees	15
	(d) Written Determinations	16
	(e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m)	16
9. Change in Control		17
	(a) Effect of “Change in Control.”	17
	(b) Definition of ”Change in Control	17
	(c) Definition of “Change in Control Price.”	18
10. General Provisions		18
	(a) Compliance With Legal and Other Requirements	18
	(b) Limits on Transferability; Beneficiaries	18
	(c) Adjustments	19
	(d) Taxes	20
	(e) Changes to the Plan and Awards	20

(f)	Limitation on Rights Conferred Under Plan	21
(g)	Unfunded Status of Awards; Creation of Trusts	21
(h)	Nonexclusivity of the Plan	21
(i)	Payments in the Event of Forfeitures; Fractional Shares	21
(j)	Governing Law	22
(k)	Plan Effective Date and Stockholder Approval; Termination of Plan	22

EXACTECH, INC.

2003 EXECUTIVE INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this 2003 EXECUTIVE INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Exactech, Inc., a Florida corporation (the “Company”), and its Related Entities in attracting, motivating, retaining and rewarding high-quality executives and other Employees, officers, Directors, and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. In the event that the Company is or becomes a Publicly Held Corporation (as hereinafter defined), the Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Annual Incentive Award” means a conditional right granted to a Participant under Sections 8(a) and (c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

(b) “Award” means any Option, Stock Appreciation Right (including Limited Stock Appreciation Right), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

(c) “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner”, “Beneficially Owning” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her non-competition and/or non-disclosure agreement with the Company (or a Related Entity), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) chronic addiction to alcohol, drugs or other similar substances affecting the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined with related terms in Section 9 of the Plan.

(h) “Change in Control Price” means the amount calculated in accordance with Section 9(c) of the Plan.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(j) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, and, in the event the Company is or becomes a Publicly Held Corporation (as hereinafter defined), each member of which shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an “outside director” within the meaning of Section 162(m) of the Code, unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

(k) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(l) “Continuous Service” means uninterrupted provision of services to the Company in any capacity of Employee, Director, or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee Director, or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

2

(m) “Corporate Transaction” means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

(n) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

(o) “Deferred Stock” means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

(p) “Director” means a member of the Board or the board of directors of any Related Entity.

(q) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(r) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(s) “Effective Date” means the effective date of the Plan, which shall be February [14], 2003.

(t) “Eligible Person” means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and Employees of the Company or of any Related Entity, and Consultants with the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(u) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The Payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(w) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(x) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date after which the Company is a Publicly Held Corporation shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which

3

such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(y) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(z) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(aa) “Limited Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(bb) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

(cc) “Optionee” means a person to whom an Option or Incentive Stock Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(dd) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.

(ee) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(gg) “Performance Award” means a right, granted to an Eligible Person under Sections 8(a) and (b) hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

(hh) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ii) “Preexisting Plan” shall mean collectively the Exactech, Inc. Employee Stock Option and Incentive Plan and the Exactech, Inc. Director’s Stock Option Plan.

(jj) “Publicly Held Corporation” shall mean a publicly held corporation as that term is used under Section 162(m)(2) of the Code.

(kk) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

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(ll) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(mm) “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

(nn) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(oo) “Subsidiary” means a “subsidiary corporation” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or, during the period that the Company is a Publicly Held Corporation, in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

(b) Manner of Exercise of Committee Authority. In the event that the Company is or becomes a Publicly Held Corporation, the Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine,

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and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any Executive Officer, other officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject to Plan.

(a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 1,000,000, plus (ii) the number of shares with respect to Awards previously granted under the Preexisting Plan that terminate without being exercised, expire, are forfeited or canceled, plus (iii) the number of shares that remain available for future issuance under the Preexisting Plan, plus (iv) the number of shares that are surrendered in payment of any Awards or any tax withholding with regard thereto. If any Award granted under the Plan shall terminate, expire or be canceled or surrendered as to any shares of Stock, new Awards may thereafter be granted covering such shares. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, the number of shares of Stock which may be issued pursuant to Incentive Stock Options shall not exceed 1,000,000 shares.

(b) Application of Limitations. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only Stock Appreciation Rights). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 250,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be

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$1,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment

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on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(iv) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right.

(c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant Stock Appreciation Right’s to Participants on the following terms and conditions:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the

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excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a “Limited Stock Appreciation Right” that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the Stock Appreciation Right as determined by the Committee or the Board. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

(ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. Stock Appreciation Rights and Limited Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

(d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant’s

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Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

(i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

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(ii) Forfeiture. Except as otherwise determined by the Committee or the Board, upon termination of a Participant’s Continuous Service during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant’s Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee or the Board at date of grant, any Dividend Equivalents that are granted with respect to any Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

(g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

(g) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights

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for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. The Committee and the Board shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Optionee’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made to the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or

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transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

(d) Exemptions from Section 16(b) Liability. If and to the extent that the Company is or becomes a Publicly Held Corporation, it is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

8. Performance and Annual Incentive Awards.

(a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). At such times as the Company is a Publicly Held Corporation, if and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

(b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

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(i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Related Entities or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) revenue; (14) working capital or inventory; and (15) ratio of debt to stockholders’ equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as “performanced-based compensation under Code Section 162(m).

(iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the

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Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a performance period or settlement of Performance Awards.

(c) Annual Incentive Awards Granted to Designated Covered Employees. The Committee may, within its discretion, grant one or more Annual Incentive Awards to any Eligible Person, subject to the terms and conditions set forth in this Section 8(c).

(i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. In the case of Annual Incentive Awards intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), the amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum

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Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

(iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

(d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

(e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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9. Change in Control.

(a) Effect of “Change in Control.” If and to the extent provided in the Award, in the event of a “Change in Control,” as defined in Section 9(b):

(i) The Committee may, within its discretion, accelerate the vesting and exercisability of any Award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, subject to applicable restrictions set forth in Section 10(a) hereof;

(ii) The Committee may, within its discretion, accelerate the exercisability of any limited Stock Appreciation Rights (and other Stock Appreciation Rights if so provided by their terms) and provide for the settlement of such Stock Appreciation Rights for amounts, in cash, determined by reference to the Change in Control Price;

(iii) The Committee may, within its discretion, lapse the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan and such Awards may be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

(iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, within its discretion, deem such performance goals and other conditions as having been met as of the date of the Change in Control.

(b) Definition of “Change in Control. A “Change in Control” shall be deemed to have occurred upon:

(i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a “Corporate Transaction”) is subsequently abandoned);

(ii) Individuals who, as of the date on which the Award is granted, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption

17

of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii) the acquisition (other than from the Company) by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company’s Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (1) the Company or a Related Entity, (2) any person, entity or “group” that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company a Related Entity.

(c) Definition of “Change in Control Price.” The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be

18

pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee or the Board to be appropriate, then the Committee or the Board shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (B) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee or Board determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of a proposed sale of all or substantially all of the Company’s assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the shares of Stock are exchanged for or converted into securities issued by another entity, then the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution, then each Option shall terminate upon the consummation of sale, merger, consolidation, or other corporate transaction. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Optionees may have a reasonable period of

19

time prior to the closing date of such transaction within which to exercise any Options that are then exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of the transaction.

(iii) Other Adjustments. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such

20

Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall

21

determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

(k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

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Appendix B

EXACTECH, INC.

AUDIT COMMITTEE CHARTER

Role and Independence

The scope of responsibilities of the Audit Committee of Exactech, Inc. (“Exactech” or the “Company”), and how it carries out those responsibilities, including structure, membership requirements, and process are intended to be in accord with rules approved by the Securities and Exchange Commission (the “SEC”), the national securities exchanges, specifically Nasdaq and the Sarbanes-Oxley Act of 2002 signed into law on July 30, 2002.

The Audit Committee’s role flows directly from the Board’s oversight responsibility and is governed by state and federal statutory authority, which provides and mandates the delegation of certain of its duties to committees. Key elements of the Board’s oversight responsibility include:

•         Overseeing the integrity of the Company’s financial statements,

•         Overseeing the Company’s compliance with legal and regulatory requirements,

•         Overseeing the independent auditor’s qualifications and independence,

•         Overseeing the performance of the company’s internal audit function and independent auditor, and

•         Overseeing the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

The Audit Committee is responsible for providing an open avenue of communication with the independent auditors, financial and senior management, the internal auditing function, and the Board of Directors.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the audit committee chooses to engage.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in the Section of this Charter entitled Responsibilities and Duties.

The Audit Committee will report regularly to the Board of Directors regarding the execution of its Responsibilities and Duties

Composition and Meetings

The Committee shall consist of a minimum of three members of the Board of Directors. Each member of the Committee shall be free of any relationship that would interfere with his or her individual exercise of independent judgment and shall be determined by the Board of Directors to be “independent” under the rules of Nasdaq and the Sarbanes-Oxley Act of 2002. No member of the Committee shall receive any compensation from Exactech other than director’s fees for service as a director of Exactech, including reasonable compensation for serving on the Committee and regular benefits that other directors receive.

Approved By The Board of Directors	1
November 18, 2002

All Committee members must understand fundamental financial statements and be generally knowledgeable in auditing matters. One Committee Member must have requisite professional certification in finance or accounting or comparable financial management expertise consistent with regulatory requirements.

The existence of such member(s) shall be disclosed in periodic filings as required by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The Board at its annual meeting shall elect the members of the Committee. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons, as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

The Committee shall meet as frequently as circumstances dictate. Each regularly scheduled meeting shall include an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect.

In addition, the Committee shall meet quarterly with the independent auditors and management to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

As part of its job to foster open communication, the Committee should meet periodically with management, the director of the internal auditing function and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

Responsibilities and Duties

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

The Committee shall be given full access to the Company’s Board of Directors, corporate executives, employees, internal audit group (if and when appointed), independent counsel and independent accountants as necessary to carry out these responsibilities. While acting within the scope of this Charter, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the auditor’s report. The fundamental responsibility for the

Approved By The Board of Directors	2
November 18, 2002

Company’s financial statements and disclosures rests with management and the independent auditors. It also is the job of the CEO and senior management rather than that of the Committee to assess and manage the Company’s exposure to risk.

Documents/Reports/Accounting Information Review

1.        Review this Charter at least annually and recommend to the Board of Directors any necessary amendments as conditions dictate.

2.        Review and discuss with management the Company’s annual financial statements, quarterly financial statements, and all internal controls reports or summaries thereof.

Review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditors or summaries thereof.

3.        Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

Review with financial management and the independent auditors the-Q including specifically, interim financial statements included in quarterly reports, prior to its filing or prior to the release of earnings.

4.        Review earnings press releases with management, including review of “pro-forma” or “adjusted” non-GAAP information.

5.        Discuss with management financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

6.        Review the regular internal reports (or summaries thereof) to management prepared by the internal auditing department and management’s response.

7.        Report regularly to the full Board of Directors and provide such recommendations, as the Committee may deem appropriate.

8.        Review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function, when and if such internal audit function is established.

9.        The report to the Board of Directors may be presented by the Chairman or any other member of the Committee designated by the Committee to make such report.

10.      Maintain minutes or other records of meetings and activities of the Committee.

Approved By The Board of Directors	3
November 18, 2002

Independent Auditors

11.      Appoint (subject to shareholder ratification), compensate, and oversee the work performed by the independent auditors for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant.

The independent auditors shall report directly to the audit committee and the audit committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise.

Consider whether the auditor’s performance of permissible nonaudit services is compatible with the auditor’s independence.

Review the experience and qualifications of senior members of the independent audit team annually and ensure that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed.

12.      Review with the independent auditor any problems or difficulties and management’s response, review the independent auditor’s attestation and report on management’s internal control report, and hold timely discussions with the independent auditors regarding the following:

•         All critical accounting policies and practices,

•         All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor,

•         Other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and

•         An analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

13.      At least annually, obtain and review a report by the independent auditor describing:

•          The firm’s internal quality control procedures;

•          Any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•          Assess the auditor’s independence by reviewing all relationships between the independent auditor and the Company.

14.      Review and pre-approve both audit and nonaudit services to be provided by the independent auditor (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the audit committee with any such pre-approval reported to the audit committee at its next regularly scheduled meeting. Approval of nonaudit services shall

Approved By The Board of Directors	4
November 18, 2002

be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

15.      Establish clear hiring policies for employees or former employees of the independent auditors. These hiring policies shall be compliant with governing laws or regulations, for employees or former employees of the independent auditor. At a minimum, these policies should provide that any public accounting firm may not provide audit services to the Company if the CEO, controller, CFO, chief accounting officer, or any person serving in an equivalent position for the Company was employed by the public accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

Financial Reporting Processes and Accounting Policies

16.      In consultation with the independent auditors and the internal auditors, review the integrity of the organization’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

17.      Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

18.      Review analyses prepared by management and the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

19.      Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

20.      Review and approve all related party transactions.

21.      Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.

22.      Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

Internal Audit

When and if an internal audit function is activated the following steps should be undertaken:

23.      Review and advise on the selection and removal of the internal audit director.

24.      Review activities, organizational structure, and qualifications of the internal audit function.

25.      Annually, review and recommend changes (if any) to the internal audit charter.

26.      Periodically review with the internal audit director any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.

Approved By The Board of Directors	5
November 18, 2002

Ethical Compliance, Legal Compliance, and] Risk Management

27.      Establish, review and update periodically a Code of Ethical Conduct for all employees of the Company including without limitation senior financial officers and ensure that management has established a system to enforce this Code. Ensure that the code is in compliance with all applicable rules and regulations.

28.      Review management’s monitoring of the Company’s compliance with the organization’s Ethical Code, and ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

29.      Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

30.      Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

31.      Discuss policies with respect to risk assessment and risk management. Such discussions should include the Company’s major financial and accounting risk exposures and the steps management has undertaken to control them.

Other Responsibilities

32.      Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

33.      Ensure that the Audit Committee report required by the SEC is included in the Company’s annual proxy statement.

34.      Annually, perform a self-assessment relative to the Audit Committee’s purpose, duties and responsibilities outlined herein.

35.      Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Approved By The Board of Directors	6
November 18, 2002

Appendix C

EXACTECH, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

For Employees, Financial Officers and Senior Executives

Introduction

From its inception, Exactech and its employees have been committed to high standards of ethical behavior. Daily business decisions are made on the basis of Exactech’s five stated Values: Integrity, Compassion, Teamwork, Excellence, and Innovation. Because of its placement first, Integrity takes precedence should it ever be in conflict with any of the other Values.

Use and Disclosure of Inside Information

Company policy and applicable laws prohibit disclosure of material inside information to anyone outside the Company without a specific business reason for them to know. It is unlawful and against Company policy for anyone possessing inside information to use such information for personal gain.

Confidential or Proprietary Information

Company policy prohibits employees from disclosing confidential or proprietary information outside the Company, either during or after employment, without Company authorization to do so.

Conflicts of Interest

Company policy prohibits conflicts between the interests of its employees and the Company. A conflict of interest exists when an employee’s personal interest interferes or may interfere with the interests of the Company. Conflicts of interest may not always be clear, so if an employee has a concern that a conflict of interest may exist, they should consult with higher levels of management, the company’s internal auditor, or the Chairman of the Audit Committee.

Waivers

When it is deemed to be in the best interests of Exactech and its shareholders, the Audit Committee may grant waivers to employees who have disclosed an actual or potential conflict of interest. Such waivers are subject to approval by the Board of Directors.

Commercial Bribery

Company policy prohibits commercial bribes, kickbacks and other similar payoffs and benefits paid to any suppliers or customers.

Fraud

Company policy prohibits fraud of any type or description.

Accounting Controls, Procedures & Records

Approved By The Board of Directors	Page 1 of 2
November 18, 2002

Applicable laws and Company policy require the Company to keep books and records that accurately and fairly reflect its transactions and the dispositions of its assets. In this regard, the Company’s financial executives shall:

•          Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

•          Provide constituents with information that is accurate, complete, objective, relevant, timely and understandable.

•          Comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

•          Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing independent judgment to be subordinated.

•          Share knowledge and maintain skills important and relevant to constituents’ needs.

•          Proactively promote ethical behavior as a responsible partner among peers in the work environment.

•          Achieve responsible use of and control over all assets and resources for which responsible.

Protection for Employees Who Provide Evidence of Fraud or Other Breaches of this Code

Employees who have evidence of fraud or other breaches of this code are encouraged and expected to report them to their supervisor, any Leadership Team member, a member of the Board of Directors, or a member of the Audit Committee in accordance with the Company’s Whistleblower policy if applicable. Such reports will be investigated in reference to applicable laws and Company policy and Values. It is unlawful and against Company policy to institute reprisal or recrimination against employees for reporting such concerns.

Breaches to this code or any other unlawful acts by the Company’s officers, directors or employees may be subject to dismissal from employment and/or fines, imprisonment and civil litigation according to applicable laws.

Approved By The Board of Directors	Page 2 of 2
November 18, 2002

Appendix D

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
EXACTECH, INC.

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act (the “Act”), the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.        The name of the corporation is EXACTECH, INC. (the “Corporation”), Charter #H85101, filed on November 13, 1985, effective November 8, 1985.

2.        The Amendments to the Articles of Incorporation of the Corporation set forth below (the “Amendments”) were adopted by all of the Directors of the Corporation by unanimous written consent dated as of February 19, 2003, and by the Shareholders of the Corporation, the number of votes cast being sufficient for approval, on May 2, 2003, in the manner prescribed by Section 607.1003 of the Act:

3.        The text of the Amendments are as follows:

a.         Article VI of the Articles of Incorporation of the Corporation shall be amended and restated in its entirety to read as follows:

“ARTICLE VI
BOARD OF DIRECTORS

(a)       Number. The business and affairs of this Corporation shall be managed by or under the direction of the Board of Directors, each of whose members shall have the qualifications, if any, set forth in the Bylaws, and who need not be residents of the State of Florida. The number of directors of this Corporation shall be five (5). The number of Directors may be increased or diminished, from time to time, by amendment to the Bylaws duly adopted by the Board of Directors of this Corporation, but in no event shall the number of Directors be reduced below one (1).

(b)      Classification. The Board of Directors shall be divided into three classes, designated Classes I, II and III, as nearly equal in number as the then total number of directors constituting the Board of Directors permits, with the term of office of one class expiring each year. At the annual meeting of shareholders when the Board of Directors is first classified, directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. No decrease in the number of directors shall shorten the term of any incumbent director. If the number of directors is changed, any increase or decrease in directors shall be apportioned among the classes so as to maintain all classes as equal in number as possible. Subject to the foregoing, at each annual meeting of shareholders, the successors to the class of directors whose term is then expiring shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors have been elected and qualified or until his earlier resignation, removal from office, death or incapacity.

(c)       Vacancies. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by the affirmative vote of a majority of the directors then in office, although less than a quorum, or if no directors remain by the affirmative vote of not less than 66 2/3% of the outstanding Common Shares that are entitled to vote (the “Voting Shares”), and any directors so chosen shall hold office for a term expiring at the next annual meeting of this Corporation’s shareholders, even if the Class to which such director has been appointed has a remaining term of more than one year, and until their successors have been elected and qualified or until his earlier resignation, removal from office, death or incapacity.

(d)       Removal. Directors may be removed only for cause upon the affirmative vote of 66 2/3 % of all Voting Shares at a meeting duly called and held for that purpose upon not less than 30 days’ prior written notice. Except as may otherwise be provided by law, cause for removal shall be construed to exist only if: (1) the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction; or (2) such director has been adjudicated by a court of competent jurisdiction to be liable for negligence or misconduct in the performance of his duty to this Corporation in a matter of substantial importance to this Corporation and such adjudication is no longer subject to direct appeal. Any action for the removal of a director must be brought within one year of such conviction or adjudication.

b.        Article IX of the Articles of Incorporation of the Corporation shall be amended and restated in its entirety to read as follows:

“ARTICLE IX
AMENDMENT OF ARTICLES OF INCORPORATION

This Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles, in the manner now or hereafter prescribed by statute or these Articles, and all rights conferred upon shareholders herein are granted subject to this reservation. These Articles may be amended as provided by law; provided, however, that, notwithstanding any other provisions of these Articles or the Bylaws of this Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, these Articles or the Bylaws of this Corporation), the affirmative vote of the holders of sixty-six and two-thirds percent (66-2/3%) of all of the outstanding Voting Shares, voting as classes, if applicable, shall be required to alter, amend or repeal Articles VI, IX, XI, XII and XIII of these Articles. Both the shareholders and the Board of Directors may repeal, amend or adopt Bylaws for this Corporation, pursuant to these Articles, except that the shareholders may prescribe in any Bylaw made by them that such Bylaw shall not be altered, repealed or amended by the Board of Directors.”

c.        Article XI is hereby added to the Articles of Incorporation of the Corporation to read as follows:

“ARTICLE XI
SPECIAL PROVISIONS

In furtherance and not in limitation of the powers conferred by law, the following provisions for regulation of this Corporation, its directors and shareholders are hereby established:

(a)       Shareholder Action by Consent. No action required or permitted to be taken by this Corporation’s shareholders may be taken by written consent except as may be provided in the designation of the preferences, limitations and relative rights of any series of this Corporation’s Preferred Stock or unless all of the Common Shares are held of record by a single shareholder. Any action required or permitted to be taken by the holders of this Corporation’s Common Shares must be effected at a duly called annual or special meeting of such holders, and may not be effected by any consent in writing by such holders, unless all of the Common Shares are held of record by a single shareholder.

(b)      Shareholder Requests for Special Meetings. This Corporation will hold a special meeting of shareholders on a proposed issue or issues at the request of shareholders only upon the receipt by this Corporation’s Secretary from the holders of not less than twenty-five percent (25%) of all the Voting

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Shares of signed, dated written demands for the meeting, delivered either in person or by registered or certified mail, particularly describing the purpose or purposes for which it is to be held. Only business within the purpose or purposes described in the special meeting notice required by Section 607.0705 of the Florida Business Corporation Act may be conducted at a special shareholders’ meeting. Upon receipt of such request to call a special meeting of shareholders in writing in compliance with the provisions hereof, the Board of Directors shall fix the record date for and the place, date and hour of the meeting, and the Secretary shall give notice of such meeting and the place, day and hour and the purpose or purposes thereof to the shareholders entitled thereto.

d.        Article XII is hereby added to the Articles of Incorporation of the Corporation to read as follows:

“ARTICLE XII
SHAREHOLDER PROPOSALS

(a)       Only persons who are nominated in accordance with the procedures set forth in this Article XII shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of this Corporation may be made at a meeting of shareholders (1) by or at the direction of the Board of Directors or (2) by any shareholder of this Corporation who is a shareholder of record at the time of giving of notice provided for in this Article XII, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Article XII.

(b)      Nominations by shareholders shall be made pursuant to timely notice in writing to the Secretary of this Corporation. To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of this Corporation (1) in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the first anniversary of the date of the last annual meeting of this Corporation’s shareholders; provided, however, that in the event that (i) the date of the annual meeting is changed by more than 30 days from such anniversary date or (ii) the number of directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the last annual meeting, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was first made, and (2) in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was first made. Such shareholder’s notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the shareholder giving the notice (A) the name and address, as they appear on this Corporation’s books, of such shareholder and (B) the class and number of shares of this Corporation which are beneficially owned by such shareholder and also which are owned of record by such shareholder; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such person and (B) the class and number of shares of this Corporation which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of this Corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

(c)       No person shall be eligible to serve as a director of this Corporation unless nominated in accordance with the procedures set forth in this Article XII. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Article XII, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Article XII, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of

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1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Article XII.

(d)      At any meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (1) pursuant to this Corporation’s notice of meeting, (2) by or at the direction of the Board of Directors or (3) by any shareholder of this Corporation who is a shareholder of record at the time of giving of the notice provided for in this Article XII, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Article XII.

(e)       For business to be properly brought before an annual meeting by a shareholder pursuant to clause (3) of paragraph (d) of this Article XII, the shareholder must have given timely notice thereof in writing to the Secretary of this Corporation. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of this Corporation (1) in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the first anniversary of the date of the last annual meeting of this Corporation’s shareholders; provided, however, that in the event that the date of the meeting is changed by more than 30 days from such anniversary date, to be timely, notice by the shareholder must be received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was first made, and (2) in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was first made. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on this Corporation’s books, of the shareholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of this Corporation which are owned beneficially and of record by such shareholder of record and by the beneficial owner, if any, on whose behalf the proposal is made and (iv) any material interest of such shareholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business.

(f)       Notwithstanding anything in these Articles to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Article XII. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by this Article XII, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Article XII, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Article XII.”

e.        Article XIII is hereby added to the Articles of Incorporation of the Corporation to read as follows:

“ARTICLE XIII
FAIR PRICE PROVISION

(a)       In addition to any vote of the holders of any class or series of this Corporation’s Capital Stock (as defined herein) otherwise required by applicable law, these Articles, including, without limitation, any resolution which has been adopted by the Board of Directors providing for the issuance of a class or series of shares of capital stock or this Corporation’s Bylaws, and except as otherwise expressly provided in Section (b) of this Article XIII, a Business Combination shall require the affirmative vote of not less than two-thirds (66-2/3%) of the Voting Shares (including all other shares of this Corporation’s Capital Stock that are entitled to vote). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law, these Articles, this Corporation’s Bylaws or in any agreement with any national securities exchange or otherwise.

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(b)      The provisions of Section (a) of this Article XIII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is otherwise required by law, any other provision of these Articles or the By-Laws of this Corporation, or any agreement with any national securities exchange, if all of the conditions specified in either of the following Paragraphs (1) or (2) are met:

(1)       The Business Combination shall have been approved by a majority of the Continuing Directors, whether such approval is made prior to or subsequent to the acquisition of beneficial ownership of the Voting Shares that caused the Interested Shareholder (as hereinafter defined) involved in the Business Combination to become an Interested Shareholder.

(2)       All of the following conditions shall have been met:

(i)       The aggregate amount of cash and the Fair Market Value (as hereinafter defined) as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest amount determined under clauses (A) and (B) below:

(A)      (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) offered or paid by or on behalf of the Interested Shareholder for shares of Common Stock within the two-year period immediately prior to the first public announcement of the proposed Business Combination (the “Announcement Date”) or in the transaction in which the Interested Shareholder became an Interested Shareholder (the “Determination Date”), whichever is higher;

(B)      the Fair Market Value per share of Common Stock on the Announcement Date or on the Determination Date, whichever is higher.

All per share prices shall be adjusted to reflect any intervening stock splits, stock dividends, recapitalizations, combination of shares or similar events.

(ii)      The aggregate amount of cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Capital Stock (as hereinafter defined), other than Common Stock, shall be at least equal to the highest amount determined under clauses (A), (B) and (C) below:

(A)      (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) offered or paid by or on behalf of the Interested Shareholder for any share of such class or series of Capital Stock in connection with the acquisition by the Interested Shareholder of beneficial ownership of shares of such class or series of Capital Stock within the two-year period immediately prior to the Announcement Date or in the transaction in which the Interested Shareholder became an Interested Shareholder, whichever is higher;

(B)      the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date or on the Determination Date, whichever is higher; and

(C)      (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Capital Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of this Corporation regardless of whether the Business Combination to be consummated constitutes such an event.

All per share prices shall be adjusted to reflect any intervening stock splits, stock dividends, recapitalizations, combination of shares or similar events. The provisions of this subsection (b)(2)(ii) shall be required to be met with respect to every class or series of outstanding Capital Stock, other than Common

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Stock, whether or not the Interested Shareholder has previously acquired beneficial ownership of any shares of a particular class or series of Capital Stock.

(iii)     The consideration to be received by holders of a particular class or series of outstanding Capital Stock shall be in cash or in the same form as previously had been paid by or on behalf of the Interested Shareholder in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of Capital Stock. If the consideration so paid for shares of any class or series of Capital Stock varied as to form, the form of consideration for such class or series of Capital Stock shall be either cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of Capital Stock previously acquired by the Interested Shareholder.

(iv)     After such Interested Shareholder has become an Interested Shareholder and prior to the consummation of such Business Combination:

(A)      except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any dividends (whether or not cumulative) payable in accordance with the terms of any outstanding Capital Stock;

(B)      there shall have been no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any stock split, stock dividend or subdivision of the Common Stock), except as approved by a majority of the Continuing Directors;

(C)      there shall have been an increase in the annual rate of dividends paid on the Common Stock as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of shares of Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and

(D)      such Interested Shareholder shall not have become the beneficial owner of any additional shares of Capital Stock except as part of the transaction that results in such Interested Shareholder becoming an Interested Shareholder and except in a transaction that, after giving effect thereto, would not result in any increase in the Interested Shareholder’s percentage of beneficial ownership of any class or series of Capital Stock.

(v)      After such Interested Shareholder has become an Interested Shareholder, such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of this Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by this Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

(vi)     A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Securities Exchange Act or subsequent provisions). The proxy or information statement shall contain on the first page thereof, in a prominent place, any statement as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to make and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors as to the fairness (or not) of the terms of the Business Combination from a financial point of view to the holders of the outstanding shares of Capital Stock other than any Interested Shareholder and any Affiliate or Associate (as hereinafter defined), of any Interested Shareholder, such investment banking firm to be paid a reasonable fee for its services by this Corporation.

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(vii)    Such Interested Shareholder shall not have made any major change in this Corporation’s business or equity capital structure without the approval of a majority of the Continuing Directors.

(c)       For the purposes of this Article XIII:

(1)       The term “Business Combination” shall mean:

(i)       any merger or consolidation of this Corporation or any Subsidiary with (A) any Interested Shareholder or (B) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Shareholder; or

(ii)      any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate or Associate of any Interested shareholder of assets of this Corporation or any Subsidiary (A)(I) having an aggregate Fair Market Value equal to 5% or more of the aggregate Fair Market Value of all the assets of this Corporation and its Subsidiaries as reflected on the consolidated balance sheet of this Corporation and its Subsidiaries as of the end of this Corporation’s most recent fiscal year or (II) having an aggregate Fair Market Value equal to 5% or more of the aggregate Fair Market Value of all the outstanding shares of Capital Stock of this Corporation; or (B) representing 5% or more of the earning power or net income, as reflected on the consolidated statement of operations of this Corporation and its Subsidiaries as of the end of this Corporation’s most recent fiscal year; or

(iii)     the issuance or transfer by this Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Shareholder or to any Affiliate or Associate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value equal to 5% or more of the aggregate Fair Market Value of all the outstanding shares of the Capital Stock of this Corporation, except pursuant to the exercise of warrants or rights to purchase stock offered, or a dividend or distribution paid or made, pro rata to all shareholders of this Corporation and provided that the sale or other dispositions of securities of this Corporation to anyone other than an Interested Shareholder or any Affiliate or Associate of an Interested Shareholder shall not be deemed in itself to be a Business Combination; or

(iv)     the adoption of any plan or proposal for the liquidation or dissolution of this Corporation proposed by or on behalf of an Interested Shareholder or any Affiliate or Associate of any Interested Shareholder; or

(v)      any reclassification of securities (including any reverse stock split), or recapitalization of this Corporation, or any merger or consolidation of this Corporation with any of its subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Shareholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock, or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is beneficially owned by any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder; or

(vi)     any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses (i) to (v).

(2)       The term “Capital Stock” shall mean all capital stock of this Corporation authorized to be issued from time to time under Article III of these Articles.

(3)       The term “Interested Shareholder” shall mean any person other than this Corporation, any Subsidiary, any pension, retirement, profit-sharing employee stock ownership or other

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employee benefit plan of this Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity or any person who on May 2, 2003 was the beneficial owner, directly or indirectly, of more than 10% of the Common Stock of this Corporation) who (i) acquires and beneficially owns Voting Shares representing ten percent (10%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or (ii) is an Affiliate or Associate of this Corporation and at any time within the two-year period immediately prior to the date in question acquired and beneficially owned Voting Shares representing ten percent (10%) or more of the votes entitled to be cast by the holders of all then outstanding Voting Shares.

(4)       A person shall be considered the “Beneficial Owner” of and shall be deemed to “beneficially own” any shares of stock (whether or not owned of record):

(i)       With respect to which such Person or any Affiliate or Associate of such Person directly or indirectly has or shares (A) voting power, including the power to vote or to direct the voting of such shares of stock and/or (B) investment power, including the power to dispose of or to direct the disposition of such shares of stock;

(ii)      Where such Person or any Affiliate or Associate of such Person has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange or purchase rights, warrants, options, or otherwise, and/or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether such right is exercisable immediately or only after the passage of time); or

(iii)     Which are Beneficially Owned within the meaning of subsections (i) or (ii) of this Section (c)(4) by any other Person with which such first-mentioned Person or any of its Affiliates or Associates has any agreement, arrangement or understanding, written or verbal, formal or informal, with respect to acquiring, holding, voting or disposing of any shares of stock of this Corporation or any Subsidiary of this Corporation or acquiring, holding or disposing of all or substantially all of the assets or businesses of this Corporation or a Subsidiary of this Corporation.

For the purposes of determining whether a person is an Interested Shareholder pursuant to subsection (c)(3), however, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this subsection (c)(4), but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(5)       The term “Fair Market Value” shall mean (i) in the case of cash, the amount of such cash; (ii) in the case of stock, the highest closing sale price during the 30-day period ending on the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period ending on the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any similar system then in use, or if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (iii) in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

(6)       In the event of any Business Combination in which this Corporation survives, the phrase “consideration other than cash to be received” as used in sections (b)(2)(i) and (b)(2)(ii) of this Article XIII shall include the shares of Common Stock and/or the shares of any other class or series of Capital Stock retained by the holders of such shares.

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(7)       The term “Continuing Director” means any member of the Board of Directors of this Corporation who (i) is neither the Interested Shareholder involved in the Business Combination as to which a vote of Continuing Directors is provided hereunder, nor an Affiliate, Associate, employee, agent or nominee of such Interested Shareholder, or the relative of any of the foregoing, and (ii) was either (a) a member of the Board of Directors prior to the time that such Interested Shareholder became an Interested Shareholder, or (b) a successor of a Continuing Director described in clause (a) who is recommended to succeed a Continuing Director by the affirmative vote of a majority of Continuing Directors then on the Board of Directors.

(8)       An “Affiliate” of, or a Person “affiliated with”, a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

(9)       The terms “Associate” or “associated with”, as used to indicate a relationship with any Person, mean:

(i)       Any corporation, organization or entity (other than this Corporation) of which such Person is an officer or partner, or is directly or indirectly the beneficial owner of 10% or more of any class of equity securities;

(ii)      Any trust or other estate in which such Person has a 10% or greater beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity;

(iii)     Any relative or spouse of such Person, or any relative of such spouse who has the same home as such Person; or

(iv)     Any investment company registered under the Investment Company Act of 1940 for which such Person or any Affiliate or Associate of such Person serves as investment adviser.

(10)     The term “Person” shall mean any individual, partnership, trust, firm, joint venture, corporation, group or other entity (other than this Corporation, any Subsidiary of this Corporation or a trustee holding stock for the benefit of employees of this Corporation or its Subsidiaries, or any one of them, pursuant to one or more employee benefit plans or arrangements). When two or more Persons act as a partnership, limited partnership, syndicate, association or other group for the purpose of acquiring, holding, or disposing of shares of stock, such partnership, syndicate, association or group shall be deemed a “Person”.

(11)     “Subsidiary” shall mean any corporation or other entity of which the Person in question owns not less than 50% of any class of equity securities, directly or indirectly, and “Significant Subsidiary” shall mean a Subsidiary that also meets the tests for a “significant subsidiary” under Securities and Exchange Commission Regulation S-X, Rule 1-02(w).

(d)      The Board of Directors shall have the power and duty to determine for the purposes of this Article XIII, on the basis of information known to them after reasonable inquiry, (1) whether a person is an Interested Shareholder, (2) the number of shares of Capital Stock or other securities beneficially owned by any person, (3) whether a person is an Affiliate or Associate of another, and (4) whether the assets that are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by this Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of more than 10% of the total assets of this Corporation and its Subsidiaries as reflected on the consolidated balance sheet of this Corporation and its Subsidiaries as of the end of this Corporation’s most recent fiscal year. Any such determination made in good faith shall be binding and conclusive on all parties.

(e)       Nothing contained in this Article XIII shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

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(f)       The fact that any Business Combination complies with the provisions of Section (b) of this Article XIII shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the shareholders of this Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.”

4.        Except as hereby amended, the Articles of Incorporation of the Corporation shall remain the same.

* * * * *

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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to Articles of Incorporation to be signed in its name by its Chairman of the Board, President and Chief Executive Officer as of the 2nd day of May, 2003.

EXACTECH, INC., a Florida corporation
BY:

William Petty Chairman of the Board, President and Chief Executive Officer

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Appendix E

AMENDMENT TO THE
BYLAWS, AS AMENDED
OF
EXACTECH, INC.

THIS AMENDMENT (the “Amendment”), made as of this 3rd day of May, 2003 by EXACTECH, INC. (hereinafter called the “Company”);

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Company believes it to be in the best interests of the Company to amend the Bylaws of the Company to (i) reduce the size of the Board of Directors from six members to five members, (ii) provide that such number may be increased or decreased only by amendment to the Bylaws adopted by two-thirds of the members of the Board of Directors and (iii) provide that repeal or amendment of Article III, Section 2 of the Bylaws, other than the provisions setting the number of directors or allowing the directors to increase or decrease the number of directors, may be accomplished only by the affirmative vote of the holders of two-thirds of the issued and outstanding shares of the Company’s capital stock that are entitled to vote; and

WHEREAS, the Bylaws of the Company permit such amendments to be effected by the Board of Directors, subject to the consent and approval of such amendment by the shareholders of the Company; and

WHEREAS, the Company’s shareholders approved such amendments at the Annual Meeting of the Company’s shareholders held on May 2, 2003.

NOW, THEREFORE, the Bylaws shall be amended as follows, effective as of May 3, 2003:

1.        Article III, Section 2 shall be deleted in its entirety and the following shall be added as the new Article III, Section 2:

“The corporation shall have five (5) directors, which number may be increased or decreased only by amendment to these Bylaws duly adopted by two-thirds (66-2/3%) of the members of the board of directors of the corporation, but in no event shall the number of directors be reduced below one (1) and no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.”

2.        Article XIII shall be deleted in its entirety and the following shall be added as the new Article XIII:

“These Bylaws may be repealed or amended, and new Bylaws be adopted, by either the board of directors or the shareholders, except that repeal or amendment of Article III, Section 2 of the Bylaws, other than the provisions setting the number of directors or allowing the directors to increase or decrease the number of directors, may be accomplished only by the affirmative vote of the holders of two-thirds (66-2/3%) of the issued and outstanding shares of the Company’s capital stock that are entitled to vote. Likewise, the board of directors may not amend or repeal any other Bylaw subsequently adopted by the shareholders if the shareholders specifically provide that such Bylaw shall not be subject to amendment or reepeal by the board of directors. The foregoing Bylaws were initially adopted by written Consent to Action of the Incorporator, Shareholders and Board of Directors of Exactech, Inc., as of November 11, 1985 and were amended by a vote of the Board of Directors and shareholders on, among other times, March 28, 1996.”

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3.        In all other respects, the Bylaws shall remain unchanged by this Amendment.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed the day and year first above written.

EXACTECH, INC.
By:

William Petty, M.D., Chairman, Chief Executive Officer and President

2

EXACTECH, INC.

2320 N.W. 66th Court

Gainesville, Florida 32653

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS

COMMON STOCK

The undersigned hereby appoints R. William Petty, M.D. as proxy for the undersigned with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock, $.01 par value per share, of Exactech, Inc., a Florida corporation (the “Company”), that the undersigned is entitled to vote at the 2003 Annual Meeting of Shareholders of the Company, to be held on Friday, May 2, 2003, at 9:00 a.m., local time, at the Company’s headquarters, 2320 N.W. 66th Court, Gainesville, Florida, and at any adjournment(s) or postponement(s) thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS SET FORTH BELOW.

The undersigned hereby instructs said proxies or their substitutes:

Proposal 1.	Election of R. Wynn Kearney, Jr., M.D., William B. Locander, Ph.D., Paul Metts, CPA, R. William Petty, M.D., and Albert Burstein, Ph.D., as directors of the Company.

☐ VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any).

☐ VOTE WITHHELD from all nominees.
Proposal 2.	To approve an amendment to the Company’s Articles of Incorporation to classify the Board of Directors into three classes.

☐ FOR ☐ AGAINST ☐ ABSTAIN
Proposal 3.

To approve amendments to the Company’s Articles of Incorporation to provide for specified supermajority voting by the shareholders regarding filling vacancies on the Board of Directors or removing directors and providing such removal may be only for cause.

☐ FOR ☐ AGAINST ☐ ABSTAIN
Proposal 4.	To approve an amendment to the Company’s Articles of Incorporation eliminating the ability to take shareholder action by written consent.

☐ FOR ☐ AGAINST ☐ ABSTAIN
Proposal 5.	To approve amendments to the Company’s Articles of Incorporation providing for specified advance notice and disclosure procedures for proposal submissions by shareholders at shareholder meetings.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 6.       To approve an amendment to the Company’s Articles of Incorporation increasing the minimum shareholder threshold                           necessary to call a special meeting of shareholders from 10% to 25% of all the outstanding shares of the Common                           Stock of the Company that are entitled to vote (the “Voting Shares”).

        ☐    FOR                        ☐     AGAINST                        ☐     ABSTAIN

Proposal 7.       To approve an amendment to the Company’s Articles of Incorporation to add a “fair price” provision.

        ☐    FOR                        ☐     AGAINST                        ☐     ABSTAIN

Proposal 8.       To approve an amendment to the Company’s Articles of Incorporation providing that specified provisions of the                           Articles of Incorporation may be amended only upon the affirmative vote of 66 2/3% of the Voting Shares.

        ☐    FOR                        ☐     AGAINST                        ☐     ABSTAIN

Proposal 9.       To approve amendments to the Company’s Bylaws (i) providing that the size of the Board of Directors shall be five                           and the Board of Directors may set the exact number of directors upon the affirmative vote of 66 2/3% of the                           directors and (ii) providing that the provision regarding setting the size of the Board of Directors may be repealed or                           amended only upon the affirmative vote of 66 2/3% of the Voting Shares.

        ☐    FOR                        ☐     AGAINST                        ☐     ABSTAIN

Proposal 10.       To approve and adopt the Company’s 2003 Executive Incentive Compensation Plan.

        ☐    FOR                        ☐     AGAINST                        ☐     ABSTAIN

Proposal 11.     To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent auditors for the fiscal year                           ending December 31, 2003.

        ☐    FOR                        ☐     AGAINST                        ☐     ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

(see reverse side)

(continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders and Proxy Statement, both dated April 2, 2003, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Dated: , 2003

Signature

Signature

NOTE: Your signature should appear exactly the same as your name appears hereon. If signing as partner, attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed within the United States.